                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (Amendment No.    )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x] Preliminary Proxy Statement          [_] CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED
                                             BY RULE 14a-6(e) (2))

[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                        FEDERAL REALTY INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and O-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

Notes:

                                                                  March 31,1999

Dear Shareholder:

  Please accept my personal invitation to attend our Annual Meeting of Shareholders on Wednesday, May 5, 1999 at 10:00 a.m. This year's meeting will be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland.

  The business to be conducted at the meeting is set forth in the formal notice that follows. In addition, Management will provide a review of 1998 operating results and discuss the outlook for the future. After the formal presentation, the Trustees and Management will be available to answer any questions that you may have.

  Your vote is important. I urge you to complete, sign and return the enclosed proxy card.

  I look forward to seeing you on May 5.

                                          Sincerely,

                                          Steven J. Guttman
                                          President and Chief Executive
                                          Officer

                        FEDERAL REALTY INVESTMENT TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 5, 1999

To Our Shareholders:

  The 1999 Annual Meeting of Shareholders of Federal Realty Investment Trust ("Federal Realty" or the "Trust") will be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland, on Wednesday, May 5, 1999, at 10:00 a.m. for the purpose of considering and acting upon the following:

  1. The election of three Trustees to serve for the ensuing three years and one Trustee to serve for the ensuing two years.

  2. The approval of a proposal to reorganize the Trust under the laws of the State of Maryland through an amendment and restatement of the declaration of trust (the "Reorganization").

  3. The transaction of such other business as may properly come before the meeting or any adjournment.

  Shareholders of record at the close of business on March 25, 1999 are entitled to notice of and to vote at the Annual Meeting.

  If there are not sufficient votes to approve the proposal to amend and restate the declaration of trust, the Annual Meeting may be postponed or adjourned to permit further solicitation of proxies by the Trust.

                                          For the Trustees:

                                          Nancy J. Herman
                                          Vice President--General
                                          Counsel and Secretary

PLEASE FILL OUT, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY IN WRITING, OR AT THE ANNUAL MEETING IF YOU WISH TO VOTE IN PERSON.

                        FEDERAL REALTY INVESTMENT TRUST
             1626 East Jefferson Street, Rockville, Maryland 20852

                                PROXY STATEMENT
                                March 26, 1999

  Proxies in the form enclosed are solicited by the Board of Trustees of Federal Realty Investment Trust for use at the 1999 Annual Meeting of Shareholders ("Annual Meeting") to be held at 10:00 a.m., Wednesday, May 5, 1999, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland. The close of business on March 25, 1999 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting. On
that date, the Trust had       common shares of beneficial interest ("Shares")
outstanding. If the proxy in the enclosed form is signed and returned, it will be voted as specified in the proxy; if no specific voting instructions are indicated, the proxy will be voted in favor of the four Trustees nominated, to approve the proposal to amend and restate the Trust's declaration of trust and in the named proxies' discretion as to other matters at the Annual Meeting. Any proxy may be revoked by a shareholder at any time before it is voted by written notice or by attending the Annual Meeting and voting in person.

  This proxy statement contains two proposals for shareholder consideration. For the purpose of each of the two proposals, the presence of a majority of the outstanding Shares entitled to vote, in person or by proxy, constitutes a quorum. As to each proposal, shareholders are entitled to cast one vote per Share. Abstentions and broker non-votes will be counted for the purposes of determining a quorum.

  The affirmative vote of a majority of the Shares entitled to vote and present, in person or by proxy, is required for the election of Trustees. The affirmative vote of holders of two-thirds of the Shares outstanding and entitled to vote is required to approve the proposal to amend and restate the Declaration of Trust. With respect to each of the two proposals, a withheld vote or an abstention or broker non-vote will have the effect of a vote against the proposal.

  If there are not sufficient votes to approve the proposal to amend and restate the declaration of trust, the Annual Meeting may be postponed or adjourned to permit further solicitation of proxies by the Trust.

  This Proxy Statement and an accompanying proxy are being mailed to shareholders on or about March 31, 1999, together with the Trust's 1998 Annual Report, which includes certified financial statements for the year ended December 31, 1998. The Consolidated Balance Sheets as of December 31, 1998 and 1997 and the Consolidated Statements of Operations, the Consolidated Statements of Shareholders' Equity, the Consolidated Statements of Cash Flows, and the Notes to Consolidated Financial Statements (each of such Statements being for the years ended December 31, 1998, 1997 and 1996), certified and contained in the Trust's 1998 Annual Report, are incorporated herein by reference to that Report.

               OWNERSHIP OF SHARES BY CERTAIN BENEFICIAL OWNERS

  To the Trust's knowledge, based upon information available to the Trust, beneficial owners of more than 5% of the Trust's Shares are as follows:

            Name and address                 Amount and nature            Percent
          of Beneficial Owner             of Beneficial Ownership         of Class
          -------------------             -----------------------         --------
   Stichting Pensioenfonds ABP                   2,367,000                  5.9%
   P.O. Box 2889
   6401 DJ Heerlen
   The Netherlands

                                  PROPOSAL 1
                             Election of Trustees

  Pursuant to Section 2.2 of the Trust's Declaration of Trust, the Trustees are divided into three classes serving three year terms. Three Trustees, comprising one class of Trustees, and one Trustee in a separate class, are to be elected at the Annual Meeting. Mr. Samuel J. Gorlitz, Mr. George L. Perry and Mr. Mark S. Ordan have been nominated for election as Trustees to hold office until the 2002 Annual Meeting and until their successors have been elected and shall qualify. Mr. Steven J. Guttman has been nominated for election as Trustee to hold office until the 2001 Annual Meeting and until his successor has been elected and shall qualify; he is being nominated for a two-year term in order to equalize the number of Trustees in each class.

                                        Principal Occupations            Trustee Term to
          Name           Age          and Other Directorships*            Since  Expire
----------------------------------------------------------------------------------------
Samuel J. Gorlitz.......  81 Founder of the Trust; President, Gorlitz     1975    2002
                             Associates, real estate developers.
Steven J. Guttman.......  52 President and Chief Executive Officer of     1979    2001
                             the Trust; Past Trustee, International
                             Council of Shopping Centers; Member and
                             Former Chairman, National Association of
                             Real Estate Investment Trusts Board of Gov-
                             ernors and Executive Committee.
Mark S. Ordan...........  39 Partner, Bethesda Retail Partners, a retail  1996    2002
                             venture capital firm; Former Chief Execu-
                             tive Officer, Chartwell Health Management
                             Inc.; Former Chairman, President and Chief
                             Executive Officer, Fresh Fields Markets,
                             Inc., a healthy foods supermarket; Trustee,
                             Vassar College; Director, Center for Sci-
                             ence in the Public Interest.
George L. Perry.........  65 Senior Fellow, Brookings Institution; Di-    1993    2002
                             rector, State Farm Life Insurance Company;
                             Director, State Farm Mutual Automobile Com-
                             pany and various mutual funds managed by
                             the Dreyfus Corporation.

  Terms of office of the five Trustees named below will continue until the Annual Meeting in the years indicated.

                                        Principal Occupations            Trustee Term to
          Name           Age          and Other Directorships*            Since  Expire
----------------------------------------------------------------------------------------
Kenneth D. Brody........  55 Founding Partner, Winslow Partners LLC, a    1997    2000
                             private equity investment firm; Former
                             President and Chairman, Export-Import Bank
                             of the United States; Director, Quest Diag-
                             nostics, Inc.; Director, American Red
                             Cross.
A. Cornet de Ways         65 Director of SIPEF S.A., an international     1983    2000
 Ruart..................     holding company principally of agricultural
                             interests; Director of Interbrew S.A., an
                             international brewery.
Walter F. Loeb..........  74 President, Loeb Associates Inc., a manage-   1991    2000
                             ment consulting firm. Publisher, Loeb Re-
                             tail Letter; Director, InterTAN Inc., an
                             international electronics retailer; Direc-
                             tor, The Gymboree Corp.; Director, Mothers
                             Work, Inc.; Director, Wet Seal, Inc., a
                             women's apparel retailer; Director,
                             Hudson's Bay Company, a Canadian chain of
                             retail department stores and discount
                             stores; Director, The Warnaco Group, Inc.;
                             Retired Principal and Senior Retail Ana-
                             lyst, Morgan Stanley & Co., Inc.
Dennis L. Berman........  48 General Partner, Berman Enterprises,         1989    2001
                             Vingarden Associates, GDR Partnerships,
                             builders/developers; Director, Beco Manage-
                             ment, office building owners/managers.
Kristin Gamble..........  53 President, Flood, Gamble Associates, Inc.,   1995    2001
                             an investment counseling firm; Director,
                             Ethan Allen Interiors, Inc., a furniture
                             manufacturer and retailer.

--------
* The business histories set forth in these tables cover a five-year period.

  The Board of Trustees has an Audit Committee, comprised of Messrs. Berman, Cornet and Ordan, which independently reviews the Trust's financial statements and coordinates its review with the Trust's independent public accountants. The Audit Committee held four meetings in 1998. The Compensation Committee, comprised of Mr. Brody, Mr. Loeb and Mr. Ordan, reviews and reports to the Board on incentive plans and remuneration of officers. That committee held six meetings in 1998. The Compensation Committee administers the Trust's Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan"). During 1998 the Board of Trustees held six meetings. The Board of Trustees has no standing nominating committee.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOUR NOMINEES.

                 OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS

  As of March 25, 1999, Trustees and executive officers as a group, and the Trustees and named executive officers, individually, beneficially owned the following Shares:

                                                          Percentage of
                                    Number of Shares    Outstanding Shares
Name of Beneficial Owner         Beneficially Owned (1)    of the Trust
--------------------------------------------------------------------------
Trustees and executive officers
as a group (15 individuals)            2,872,757                    %
Howard S. Biel                                 0                    0
Dennis L. Berman(2)                      470,158                    %
Kenneth D. Brody                           9,000             under 1%
A. Cornet de Ways Ruart(3)                36,068             under 1%
Nathan P. Fishkin(4)                     215,933
Kristin Gamble(5)                        109,812             under 1%
Steven J. Guttman(6)                   1,342,102                    %
Samuel J. Gorlitz(7)                     156,597             under 1%
Ron D. Kaplan(8)                         326,666             under 1%
Walter F. Loeb                            28,659             under 1%
Mark S. Ordan(9)                          10,500             under 1%
George L. Perry                           19,822             under 1%
Cecily A. Ward                            76,704             under 1%
Donald C. Wood(10)                        16,200             under 1%

-------
  (1) The number and percentage of Shares shown in this table reflect beneficial ownership, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, including Shares which are not owned but as to which options are outstanding and may be exercised within 60 days. Except as noted in the following footnotes, each Trustee and named executive officer has sole voting and investment power as to all Shares listed. Fractions are rounded to the nearest full Share.
  (2) Includes 434,875 Shares as to which Mr. Berman is Trustee under Voting Trust Agreements for certain family members. Mr. Berman does not have disposition rights with respect to these Shares. This number also includes 1,000 Shares owned by a partnership in which Mr. Berman is a general partner.
  (3) Does not include 700 Shares owned by a corporation of which Mr. Cornet's wife is a controlling shareholder.
  (4) Includes a Performance Award of 75,000 Shares and 8,000 Restricted
Shares.
  (5) Includes 94,017 Shares as to which Ms. Gamble shares investment power for clients. Includes 1,400 Shares as to which Ms. Gamble is a Trustee of a profit sharing plan, of which Ms. Gamble has a direct interest in 571 Shares.
  (6) Includes 12,000 Shares in trust as to which Mr. Guttman shares voting and investment power with one other trustee, 29,822 Shares held in trust for his children and a Performance Share Award of 300,000 Shares.
  (7) Includes 20,100 Shares as to which Mr. Gorlitz shares voting and investment power. Does not include 4,954 Shares as to which Mr. Gorlitz's wife has sole voting and investment power.
  (8) Includes a Performance Share Award of 62,500 Shares and a Restricted Share Award of 54,688 Shares. Does not include 1,799 Shares as to which Mr. Kaplan's wife has sole voting and investment power.
  (9) Includes 3,000 Shares as to which voting and investment power is shared with Mr. Ordan's wife.
  (10) Includes a Restricted Share Award of 10,000 shares.

                REMUNERATION OF EXECUTIVE OFFICERS AND TRUSTEES

  The following table sets forth the summary compensation of the Chief Executive Officer, the four other most highly paid executive officers and a former executive officer who would have been a named officer but for the fact that he was not serving as an executive officer of the Trust on December 31, 1998 ("executive officers" or "named officers").

                          Summary Compensation Table

                                                                       Long-Term
                                                                      Compensation
                                          Annual Compensation            Awards
                                     ----------------------------- ------------------
             (a)                (b)    (c)      (d)       (e)         (f)       (g)       (i)
                                                         Other     Restricted
                                                         Annual      Stock             All Other
                                      Salary          Compensation Awards(s)  Options Compensation
                                       (A)     Bonus      (B)         (C)       (D)       (E)
 Name and Principal Position    Year   ($)      ($)       ($)         ($)      (#)        ($)
---------------------------------------------------------------------------------------------------
Steven J. Guttman(1)            1998 $    --  $   --     $ ---     $ 980,000      --    $226,000(F)
President & Chief Executive     1997  529,000     --        --       366,000  800,000    217,000(F)
 Officer                        1996  529,000 235,000       --           --       --     229,000(F)
Howard S. Biel(2)               1998  292,000 225,000       --           --   200,000     12,000
Senior Vice President &
 Managing Director of
 Development
Nathan P. Fishkin(3)            1998  250,000 125,000       --           --   100,000     34,000(F)
Senior Vice President,          1997  200,000 165,000       --       339,000   50,000     27,000(F)
Acquisitions                    1996  159,000 150,000       --           --       --      25,000(F)
Ron D. Kaplan(4)                1998  280,000 135,000       --     1,609,000      --      75,000(G)
Senior Vice President, Capital  1997  285,000 140,000       --       490,000  100,000     72,000(G)
 Markets, Chief                 1996  201,000 125,000       --           --       --      70,000(G)
 Investment Officer
Cecily A. Ward                  1998  155,000  55,000       --           --    50,000     16,000(F)
Vice President, Controller      1997  140,000 100,000       --           --       --      14,000(F)
                                1996  127,000  45,000       --           --       --      13,000(F)
Donald C. Wood(5)               1998  189,000 125,000    92,000      253,000  250,000      5,000
Senior Vice President
 Finance & Treasurer

--------
(1) In January 1998 Mr. Guttman received 24,534 Shares valued at $632,000 in lieu of his 1998 cash salary of $475,000. In February 1999 Mr. Guttman received 16,734 Shares valued at $352,000 in lieu of a cash bonus of $265,000 for 1998. The terms of these arrangements are described below in "Employment Agreements, Termination of Employment and Change in Control Arrangements".
(2) Mr. Biel commenced employment with the Trust in January 1998.
(3) Mr. Fishkin ceased serving as an executive officer on October 30, 1998. The $125,000 cash bonus for 1998 was paid in accordance with an agreement with Mr. Fishkin which is described below in "Employment Agreements; Termination of Employment and Change in Control Arrangements."
(4) On January 1, 1998 Mr. Kaplan was awarded a Restricted Share Award of 62,500 Shares valued at $1,609,000 which vests over an eight-year period assuming continued service to the Trust. The terms of this arrangement are described below in "Employment Agreements; Termination of Employment and Change in Control Arrangements."
(5) Mr. Wood commenced employment with the Trust in May 1998. On May 7, 1998, Mr. Wood was awarded a Restricted Share Award of 10,000 Shares, which will vest over a five-year period, valued at $253,000. The terms of this award are described below in "Employment Agreements; Termination of Employment and Change in Control Arrangements."
(A) Amounts shown include amounts deferred at the election of the named officer pursuant to plans available to substantially all employees and pursuant to a non-qualified deferred compensation plan available to all officers.

(B) Mr. Wood received $82,000 for moving expenses and a $10,000 car allowance.
(C) Dividends are paid on Restricted Stock.
(D) Option exercise price is equal to the fair market value of the Shares on the date of grant.
(E) The amounts shown in this column for the last fiscal year include the following: (i) Mr. Guttman: $10,000--Trust paid group term life insurance; $4,000--Trust paid annuity contract premium; $13,000-- interest that would have been payable on interest-free loan made in connection with split-dollar life insurance agreement; $10,000--Trust paid long-term disability insurance premium; and $189,000--deferred compensation from forgiveness of loans as described below in (F); (ii) Mr. Biel: $5,000--Trust paid group term life insurance; $5,000--interest that would have been payable on interest-free loan made in connection with split-dollar life insurance agreement; $2,000--Trust paid long-term disability insurance premium;
    (iii) Mr. Fishkin: $2,000--Trust paid group term life insurance; $5,000-- interest that would have been payable on interest-free loan made in connection with split-dollar life insurance agreement; $4,000--Trust paid long-term disability insurance premium; $4,000--Trust contribution to
    Section 401(k) Plan and the deferred compensation Plan; $19,000--deferred compensation from forgiveness of loans as described below in (F); (iv) Mr.
    Kaplan: $1,000--Trust paid group term life insurance; $3,000--interest that would have been payable on interest-free loan made in connection with split-dollar life insurance agreement; $5,000--Trust contribution to
    Section 401(k) Plan and the deferred compensation plan; $3,000--Trust paid long-term disability insurance premium; $63,000--deferred compensation from forgiveness of loans as described below in (G); (v) Ms. Ward:
    $2,000--group term life insurance premium; $4,000--Trust contribution to
    Section 401(k) Plan; $2,000--Trust paid long-term disability insurance premium; and $8,000--deferred compensation from forgiveness of loans as described below in (F); and (vi) Mr. Wood: $1,000--Trust paid group term life insurance; $3,000--interest that would have been payable on interest-free loan made in connection with split-dollar life insurance agreement; $1,000--Trust paid long-term disability insurance premium.
(F) In 1991, Mr. Guttman, Mr. Fishkin and Ms. Ward were awarded the opportunity to purchase Shares of the Trust and the Trust made available loans for 100% of the purchase price. One-half of the loan was originally scheduled to be forgiven, by forgiving one-sixteenth each January 31, over an eight-year period so long as the officer was employed by the Trust. The Trust and the named officers agreed to modify the terms of the loan so that beginning in 1995 and each year thereafter, there will be no forgiveness as of January 31 of each year if Funds from Operations ("FFO") per Share increases by less than 5% during the preceding fiscal year. If FFO per Share increases by 5% or more, one-sixteenth of the loan will be forgiven. Beginning in 1996 and thereafter, if FFO per Share increases by 10% or more and total return to shareholders is 10% or greater during the fiscal year, one-eighth of the loan will be forgiven on the following January 31. However, 25% of the original principal amount of each loan is not subject to forgiveness by the Trust. The loans were also modified during 1994 so that they are due on January 31, 2004.
(G) On December 17, 1993, the Trust awarded Mr. Kaplan the opportunity to purchase 40,000 Shares as of January 1, 1994 at the closing price of $25 per share on December 31, 1993. The Trust loaned Mr. Kaplan 100% of the purchase price for a term of 12 years. Forgiveness of Mr. Kaplan's loan is subject to the same performance measures described above in (F).

Trustee Compensation; Attendance; Legal Proceedings

  Trustees' fees are paid to Trustees other than Mr. Guttman. In accordance with the provisions of the Amended Plan, Trustees' fees are payable in cash or Shares or a combination of both, at the election of the Trustee; the Trust issued Shares for 53% of the Trustees' fees paid in 1998. The annual Trustee fee for 1998 was $25,000. Each Trustee was paid the fee based on the number of months during the year he/she served as a Trustee. The annual fee in 1998 for service on the Compensation Committee was $2,500 and $3,000 for service as its Chairman. The annual fee in 1998 for service on the Audit Committee was $2,000 and $2,500 for service as its Chairman. Committee fees were also prorated based on the number of months of service. In accordance with the Amended Plan, as of the date of the 1998 Annual Meeting of Shareholders, each non-employee Trustee received an option to purchase 2,500 Shares at an exercise price of $25.25. Pursuant to a consulting agreement, Mr. Gorlitz provides consulting services to the Trust and is paid an annual consulting fee of $120,000.

Employment Agreements; Termination of Employment and Change in Control Arrangements

  The Trust has an amended and restated employment agreement with Mr. Guttman which provides, among other things, that his salary may not be decreased below its then-current level and is increased on January 1 of each year by 50% of any increase in the Consumer Price Index ("CPI") for the prior year and that Mr. Guttman is eligible to receive an annual bonus, in the Board of Trustees' discretion, of up to 120% of his salary. Mr. Guttman agreed to forgo any base salary increase in 1999. The agreement provides for a three-year term of employment to be automatically renewed at the end of each month unless either party notifies the other that it has elected not to extend the term. The Trust may terminate Mr. Guttman's employment if he is totally disabled for at least six consecutive months, in which case Mr. Guttman is entitled to receive each month for a three-year period the difference, if any, between the monthly payments he receives under the disability insurance policies the Trust maintains on his behalf and his base monthly salary. The Trust may terminate Mr. Guttman's employment for cause (as defined in the agreement) without payment to Mr. Guttman. Mr. Guttman may terminate his employment under certain circumstances, including if his responsibilities are materially modified without his written consent, a change in control occurs (as defined in the agreement), the Trust relocates its principal office outside the Washington, D.C. area, he is not reappointed as a member of the Trust's Board of Trustees, a Chairman of the Trust's Board of Trustees is appointed other than Mr. Guttman, or his employment agreement is not assumed by a successor to the Trust. If Mr. Guttman so terminates his employment, he is entitled to receive the compensation he would have otherwise received (including bonuses) for the remaining term of the employment agreement. Mr. Guttman may also terminate his employment for any other reason upon at least six months notice, in which case the Trust's obligation to pay compensation to him ceases on the effective date of termination.

  Mr. Guttman and the Trust have entered into restricted share award agreements (the "Restricted Share Agreements") pursuant to which Mr. Guttman will receive (unless he elects otherwise six months in advance) Shares in lieu of his salary for the years 1998 through 2002 and Shares in lieu of his bonus for the years 1997 through 2001. The Shares granted pursuant to the Restricted Share Agreements (the "Restricted Shares"), which will be 133% of the salary and bonus levels determined by the Board of Trustees, will vest five years after the date of grant, subject to accelerated vesting in the event of a change in control (as defined in the Amended Plan) or the termination of Mr. Guttman's employment due to his death, disability (as defined in his employment agreement) or without cause (as defined in his employment agreement). Dividends are paid on the Shares if and when awarded. If Mr. Guttman voluntarily resigns from his employment with the Trust or his employment is terminated for cause prior to the end of the aforementioned five-year period, his rights to the Restricted Shares are forfeited.

  The Trust has severance agreements with Mr. Kaplan, Ms. Ward, and Mr. Wood which provide, among other things, that if the employee is terminated without cause (as defined in the agreements), the employee will be entitled to receive his or her salary for 18 months, and benefits for nine months. The employee also will receive the benefits payable upon termination without cause under certain additional circumstances, including, among other things, a demotion or a substantial reduction in the employee's responsibilities without his or her written consent, relocation of the Trust's principal office outside the Washington, D.C. area, the occurrence of a change in control (as defined in the agreements), or the decrease of the employee's base salary below a percentage specified in each employee's severance agreement. The Trust may terminate the employee's employment with cause without payment to the employee. If Mr. Kaplan or Ms. Ward voluntarily resigns, they will receive their salary and benefits for up to six months, depending upon length of service, unless they become employed by a competing firm.

  The Trust has entered into agreements with each of the current executive officers named in the Summary Compensation Table above other than Mr. Biel providing that, if any of these officers leave the employment of the Trust within six months following a change in control (generally defined to include control of a specified percentage of the outstanding Shares), he or she will be entitled to receive a lump sum cash payment and benefits and executive perquisites for a period following such termination, to have the restrictions on the exercise or receipt of any stock options or stock grants lapse and, at the option of the officer, to have the Trust redeem all Shares owned at termination at a formula price. The Trust intends to enter into a similar agreement with Mr. Biel in 1999. The cash payments the officers are entitled to receive are computed using a formula based upon the officer's salary at the date his or her employment terminates and bonuses that were paid over the previous three years. This amount is multiplied by a certain percentage: 299% for Mr. Guttman; 200% for Mr. Kaplan and Mr. Wood; and 100% for Ms. Ward. These agreements also provide that if benefits paid pursuant thereto are determined to be subject to an excise or similar tax, the Trust will provide the officer with such additional compensation as is necessary to place him or her in the same after-tax position as he or she would have been had such tax not been paid or incurred.

  Mr. Biel commenced employment with the Trust in January 1998. The Trust and Mr. Biel entered into a letter agreement in November 1997 setting forth the terms of his employment providing, among other things, that he will receive an annual salary of $300,000 and is eligible to receive an annual bonus of up to 75% of his salary. In addition, Mr. Biel received an option award for 200,000 Shares on the date he began his employment. The options will vest in four equal annual installments beginning on the second anniversary of the date of award. The option was priced at the closing price per Share on the date of award. If his employment is terminated with cause, he will not receive any severance payment. If his employment is terminated without cause, (i) he will be entitled to receive his salary for up to 18 months, depending upon length of service, and benefits for nine months, and (ii) if such termination occurs after he has been employed by the Trust for one year, any unvested stock options awarded to him will vest. The agreement also provides that Mr. Biel is entitled to receive an annual stock award equal to 7.5% to 10% of the value created in certain development projects. Value is a measure based on capitalization of net operating income. In any year in which the stock award's value to Mr. Biel exceeds $700,000, no bonus will be paid to him.

  In September 1997 the Trust granted performance share awards ("Performance Awards") to Mr. Guttman and Mr. Kaplan effective in January 1998 for 300,000 and 62,500 Shares ("Performance Shares"), respectively. Pursuant to the terms of these awards, a specified number of Performance Shares will vest each year from 1998 through 2005 if the Trust meets or exceeds the "Performance Target." The Performance Target will have been met or exceeded based upon the application of an annual test, which requires the FFO annual growth rate per Share to equal or exceed seven percent (7%). No Performance Shares vested in 1998 since the Trust did not meet the "Performance Target." Any Performance Shares which remain unvested after 2005 vest in five equal annual installments through 2010. All Performance Shares vest in the event of a change in control (as defined in the Performance Awards), or the termination of Mr. Guttman's or Mr. Kaplan's employment due to disability (as defined in the Performance Awards) or without cause (as defined in the Performance Awards). If Mr. Guttman's or Mr. Kaplan's employment is terminated for cause, his rights to any unvested Performance Shares are forfeited. If Mr. Guttman or Mr. Kaplan dies or voluntarily resigns from his employment with the Trust, a pro rata number of Performance Shares for that year will vest if the Performance Target is met, and his rights to any future unvested Shares are forfeited.

  In September 1997 the Trust granted restricted share awards ("Service Awards") to Mr. Kaplan effective in January 1998 for an aggregate of 62,500 Shares. Pursuant to the terms of the Service Awards, an aggregate of 651 Shares vest each month over an eight-year period, subject to accelerated vesting in the event of a change in control (as defined in the Service Awards) or the termination of Mr. Kaplan's employment due to disability (as defined in the Service Awards) or without cause (as defined in the Service Awards). If Mr. Kaplan voluntarily resigns from his employment with the Trust or his employment is terminated for cause prior to the end of the aforementioned eight-year period, his rights to any unvested Shares are forfeited. If Mr. Kaplan dies, the number of Shares which would have vested in the month of his death vest and his rights to any future unvested Shares are forfeited.

  The Trust granted a restricted share award of 10,000 Shares (the "Restricted Share Award") to Mr. Wood in May 1998 upon the commencement of his employment. Pursuant to the terms of the Restricted Share Award, the Shares will vest in five equal annual installments, subject to accelerated vesting if any of the following events occur after the first anniversary of the date of grant: a change in control or the termination of Mr. Wood's employment due to death, disability or without cause (as such terms are defined in the Restricted Share Award). If Mr. Wood voluntarily resigns from his employment with the Trust or his employment is terminated for cause prior to the end of the five-year vesting period, his rights to any unvested Shares are forfeited.

  On      , 1999, the Trust and Mr. Fishkin entered into an agreement pursuant to which Mr. Fishkin's former employment relationship with the Trust ended and he became a consultant to the Trust. Pursuant to the terms of the agreement, Mr. Fishkin remains a director of Street Retail, Inc., a wholly owned subsidiary of the Trust, and will provide certain real estate services to the Trust for a term of three years. The agreement provides for an annual retainer of $250,000, plus expenses, and payment of a bonus of $125,000 for 1998. In addition, Mr. Fishkin will receive incentive compensation based on the square footage leased at certain properties. Until the expiration or termination of the agreement, Mr. Fishkin is entitled to the benefit of any outstanding stock option awards, restricted stock agreements, share purchase loans and split-dollar life insurance agreements (as described below) as if Mr. Fishkin were an employee of the Trust. The agreement is terminable by the Trust with 60 days notice and by Mr. Fishkin with 90 days notice. If the agreement is terminated prior to the expiration of its term other than for cause, Mr. Fishkin is entitled to a severance payment of up to $600,000 and to certain other benefits, based on the timing and circumstances of the termination.

  In connection with the agreement with Mr. Fishkin described above, the Trust entered into a performance share award agreement ("Performance Share Agreement") with him setting forth the terms of the 75,000 performance shares ("Performance Shares") awarded in January 1998. The Performance Shares are eligible to vest from 1999-2001 based on the calculation of value created in certain real estate projects. Any Performance Shares which remain unvested after 2001 are forfeited. All Performance Shares vest in the event of a change in control (as defined in the Performance Share Agreement). In the event Mr. Fishkin's consulting arrangement is terminated due to disability or without cause (both as defined in the Performance Share Agreement), Mr. Fishkin will remain eligible to receive awards for value created within 24 months after the termination. If Mr. Fishkin dies or terminates the consulting arrangement, or if the Trust terminates the arrangement for cause, Mr. Fishkin's rights to any unvested Performance Shares are forfeited.

  The Trust has entered into split-dollar life insurance agreements with Mr. Guttman, Mr. Kaplan, Mr. Biel, Mr. Wood and Mr. Fishkin pursuant to which the Trust makes certain premium payments on their behalf relating to certain insurance policies and is reimbursed for those premiums after fifteen years. The Trust's funding obligations end, and it is entitled to immediate reimbursement, in the event of termination of the employee's employment under certain circumstances. The Trust's funding obligations do not end, however, in the event of termination without cause or in connection with a change in control of the Trust, provided in either case that the employee has been employed by the Trust for at least five years at the time of termination.

  The Amended Plan provides that all stock options granted pursuant to it shall vest in the event of a change of control, as defined in the Amended Plan.

  The Share Purchase Plan permits the Trust to make non-recourse purchase loans to participants to facilitate the purchase of Shares pursuant to awards made thereunder. The Share Purchase Plan provides that a portion of the outstanding balance of any purchase loan will be forgiven as of the date of a change in control.

                             Option Awards in 1998

  The following table provides information on option awards in 1998 to the named officers.

                                                                              Potential
                                                                         Realizable Value at
                                                                            Assumed Annual
                                                                         Rates of Stock Price
                                                                             Appreciation
                           Individual Awards                             for Option Term (1)
------------------------------------------------------------------------ --------------------
          (a)                (b)         (c)         (d)         (e)        (f)         (g)
                                         % of
                                        Total
                                       Options
                                      Awarded to
                                      Employees
                           Options    in Fiscal    Exercise   Expiration
          Name           Awarded (#)     Year    Price ($/Sh)    Date     5% ($)    10% ($)
-------------------------------------------------------------------------------------------------
Steven J. Guttman.......       --        --        $   --          --    $     --  $      --
Howard S. Biel..........   200,000(2)     15%       25.875      1/2/08   8,430,000 13,423,000
Nathan P. Fishkin.......    25,000(3)      2%      24.8125      3/5/08     390,000    989,000
                            75,000(4)      6%      22.0620      8/5/08   1,041,000  2,637,000
Ron D. Kaplan...........       --        --            --          --          --         --
Cecily A. Ward..........    50,000(5)      4%      25.1875     1/26/08     792,000  2,007,000
Donald C. Wood..........   250,000(6)     19%        25.25      5/6/08   3,970,000 10,060,000

--------
(1) These assumed annual rates of stock price appreciation are specified by the SEC. No assurance can be given that such rates will be achieved.
(2) These options vest in four equal annual installments beginning on January 2, 2000.
(3) These options vest in five equal annual installments beginning on March 6, 1999.
(4) These options vest in five equal annual installments beginning on August 6, 1999.
(5) These options vest in three equal annual installments beginning on January 26, 1999.
(6) These options vest in four equal annual installments beginning on May 6, 2000.

    Aggregated Option Exercises in 1998 and December 31, 1998 Option Values

  The following table provides information on option exercises in 1998 by the named officers, and the value of each such officer's unexercised options at December 31, 1998.

          (a)                  (b)              (c)                    (d)                       (e)
                                                                    Number of
                                                                   Securities                 Value of
                                                                   Underlying                Unexercised
                                                                   Unexercised              In-the-Money
                                                                   Options at                Options at
                                                               Fiscal Year-End (#)     Fiscal Year-End ($)(1)
                         Shares Acquired                    ------------------------- -------------------------
          Name           on Exercise (#) Value Realized ($) Exercisable Unexercisable Exercisable Unexercisable
---------------------------------------------------------------------------------------------------------------
Steven J. Guttman.......         --           $    --         403,333      566,667     $261,250     $    --
Howard S. Biel..........         --                --             --       200,000          --           --
Nathan P. Fishkin.......         --                --          76,666      133,334      100,625      117,225
Ron D. Kaplan...........      9,638            41,563          68,695       66,667      101,666          --
Cecily A. Ward..........      2,000             3,250          50,000       50,000      103,125          --
Donald C. Wood..........        --                --              --       250,000          --           --

--------
(1) Based on $23.625 per Share closing price on the NYSE on December 31, 1998.

            Long-Term Incentive Plans -- Awards in Last Fiscal Year

    (a)                 (b)                        (c)
                                                                   Estimated Future
                                                                       Payouts
                                                                   under Non-Stock
              Number of Shares, Units, Performance or Other Period   Price-Based
    Name       or Other Rights(#)(A)   Until Maturation or Payout      Plans(#)
    ----      ------------------------ --------------------------- ----------------
  Steven J.
   Guttman(1)         300,000                    8 years               300,000
  Nathan P.
   Fishkin(2)          75,000                    3 years           Not determinable
  Ron D.
   Kaplan(3)           62,500                    8 years                62,500


(1) On January 1, 1998, Mr. Guttman was awarded a Performance Share Award of 300,000 Shares, which will vest over an eight-year period if the Trust meets the "Performance Target" of FFO annual growth per share of seven percent (7%), and over a shorter period if FFO annual growth per share is nine percent (9%) or more. Any Performance Shares which remain unvested after 2005 vest in five equal annual installments through 2010. Performance Shares may be forfeited under certain circumstances, or may vest on an accelerated basis under other circumstances. The Performance Target was not met for 1998 and no Performance Shares vested. The terms of this award are described below in "Employment Agreements, Termination of Employment and Change in Control Arrangements."

(2) On January 26, 1998, Mr. Fishkin was awarded a Performance Share Award of 75,000 Shares. An unspecified number of Performance Shares are eligible to vest each year from 1999 through 2001 based on the calculation of value created in certain real estate projects. Any Performance Shares which remain unvested after 2001 are forfeited. Performance Shares may be forfeited under certain other circumstances, or may vest on an accelerated basis under certain other circumstances. The terms of this award are described in "Employment Agreements; Termination of Employment and Change in Control Arrangements."

(3) On January 1, 1998, Mr. Kaplan was awarded a Performance Share Award of 62,500 Shares, which will vest over an eight-year period if the Trust meets the "Performance Target" of FFO annual growth per share of seven percent (7%), and over a shorter period if FFO annual growth per share is nine percent (9%) or more. Any Performance Shares which remain unvested after 2005 vest in five equal annual installments through 2010. Performance Shares may be forfeited under certain circumstances, or may vest on an accelerated basis under other circumstances. The Performance Target was not met for 1998 and no Performance Shares vested. The terms of this award are described below in "Employment Agreements, Termination of Employment and Change in Control Arrangements."

(A)   Dividends are paid on Performance Shares.

Retirement and Disability Plans

  The Trust has a retirement and disability plan for Mr. Guttman, in effect since 1978. The agreement implementing the plan provides generally for an annual payment after retirement at or after age 62, or at any time on suffering a total and permanent disability, of $40,000. A lump-sum death benefit of $40,000 will be paid to Mr. Guttman's estate. Mr. Guttman's plan requires funding, and a $200,000 annuity contract was purchased to assist the Trust in meeting this obligation.

  The Trust has a retirement and consulting plan for Mr. Gorlitz, effective since 1978, and amended in 1988 and 1992 to revise the annual payment. The plan provides for an annual consultation fee payment of $120,000, until notice of retirement is given by either Mr. Gorlitz or the Trust, at which time Mr. Gorlitz will receive an annual retirement payment of $75,000 plus adjustments for changes in the Consumer Price Index that occur between June 1, 1988 and the date of Mr. Gorlitz's retirement. Thereafter the retirement payment will be adjusted annually for changes in the Consumer Price Index, except that no annual adjustment may exceed 10%.

Report of the Compensation Committee on Executive Compensation

  In 1998, as in prior years, the Compensation Committee was responsible for determining the level of compensation paid to the Trust's executive officers, subject to the review and approval of the Board of Trustees. The Compensation Committee is comprised entirely of non-employee Trustees.

  Philosophy: The members of the Compensation Committee believe that the Trust's success is largely due to the efforts of its employees and, in particular, the leadership exercised by its executive officers. Therefore, the Compensation Committee believes that it is important to:

  . Adopt compensation programs that stress stock ownership and, thereby, tie long-term compensation to increases in shareholder value as evidenced by Trust Share price appreciation.

  . Adopt compensation programs that enhance the Trust's ability to attract and retain qualified executive officers while providing the financial motivation necessary to achieve continued high levels of Trust performance.

  . Provide a mix of cash and stock-based compensation programs that are competitive with a select group of successful real estate investment trusts and other successful national and regional firms that the members of the Compensation Committee believe are comparable to the Trust.

  . Adjust salary, bonuses and other compensation awards commensurate with overall corporate results.

  . Implement compensation programs that emphasize teamwork, pay-for-performance and overall corporate results.

  The Compensation Committee has traditionally retained a high degree of flexibility in structuring the Trust's compensation programs. This approach has allowed the Compensation Committee annually to evaluate subjectively and reward each executive officer's individual performance and contribution to the Trust's overall financial and operational success.

  Named Executive Officers (other than the Chief Executive Officer). Near the end of each year, or early in the following year, the Compensation Committee determines the salary to be paid to each executive officer during the subsequent year and the bonus to be paid for the current year. Mr. Guttman assists the Compensation

Committee by making recommendations concerning salaries and bonuses to be paid to executive officers, other than himself.

  Mr. Guttman's recommendations and the Committee's decisions are based, in all cases other than for Mr. Wood, upon their subjective evaluation of each executive officer's performance and responsibilities as they relate to certain "Performance Factors" including the productivity of the Trust's leasing effort, the increase in funds from operations ("FFO"), the financing transactions completed and the redevelopment and operation of the Trust's properties. Mr. Wood's letter of employment provided for a guaranteed bonus for 1998 of $125,000. The bonuses awarded by the Compensation Committee for 1998 consider the attainment of the Trust's operating performance in 1998 as well as the market demand for the Trust's key employees. In general, 1998 bonuses were lower than those for 1997.

  In determining the executive officers' salary and bonus levels, the Compensation Committee also takes into account the total cash compensation paid to executive officers with similar positions in select successful real estate investment trusts and other national and regional companies that it concludes possess revenues, profitability and growth that are comparable to the Trust's (the "Survey Group"). Some of the companies in the Survey Group are included in the National Association of Real Estate Investment Trust equity index. The Compensation Committee's goal is to maintain the total compensation package for executive officers at a level which is competitive with the total compensation paid to executive officers of the companies in the Survey Group.

  It is expected that, by the end of 1999, the Compensation Committee will have adopted new incentive compensation plans for all Trust employees aimed at increasing objectivity of the annual bonus awards by quantifying awards based on specific operational performance thresholds and the achievement of individual objectives.

  Chief Executive Officer. As Chief Executive Officer, Mr. Guttman is compensated pursuant to his employment agreement discussed above and in accordance with the performance factors discussed earlier. Mr. Guttman's compensation package is comprised of:

 .  a base salary component commensurate with other non-founder chief executive officers in the region and industry
 .  an annual incentive bonus awarded at the discretion of the Board of
   Trustees which has historically approximated 40-60% of base pay
 . a long-term performance share component which vests based on FFO performance hurdles.

  In September 1997 the Compensation Committee approved a plan to link Mr. Guttman's compensation to shareholder value. The Compensation Committee approved a Stock in Lieu of Salary Plan and a Stock in Lieu of Bonus Plan pursuant to which Mr. Guttman may elect to forgo receipt of his salary and/or bonus in cash and receive instead the number of Shares equal to 133% of his salary and/or bonus amount divided by the closing price per Share as of December 31 of the previous year. To implement the Stock in Lieu of Salary and Bonus Plans, the Trust and Mr. Guttman entered into restricted share award agreements pursuant to which Mr. Guttman will receive (unless he elects otherwise) Shares in lieu of his salary for the years 1998 through 2002 and Shares in lieu of his bonus for the years 1997 through 2001. The terms of these agreements are described above in "Employment Agreements; Termination of Employment and Change in Control Arrangements." In connection with the approval of the Stock in Lieu of Salary and Bonus Plans, Mr. Guttman agreed that if he elected to receive Shares in lieu of his 1998 salary, his salary for 1998 would be $475,000, a decrease from his 1997 salary of $529,000. Mr. Guttman's salary for 1999 remained at its 1998 level. Mr. Guttman elected to receive Shares in lieu of cash for his 1998 salary and 1997 bonus (cash award of $275,000) as well as his 1999 salary and 1998 bonus (cash award of $265,000). Pursuant to these elections and the applicable restricted share award agreements, a total of 39,055 Restricted Shares were awarded in January 1998 for his 1998 salary and 1997 bonus, and a total of 43,475 Restricted Shares were awarded in January and February 1999 for his 1999 salary and 1998 bonus.

  Also in September 1997, the Compensation Committee awarded Mr. Guttman a performance share award of 300,000 Shares effective January 1, 1998, as described above in "Employment Agreements; Termination of Employment and Change in Control Arrangements." Since FFO per Share of the Trust did not equal or exceed 7% in 1998 on as-reported basis, no Performance Shares vested.

  The Compensation Committee believes that the compensation arrangements described above will fulfill the objective of linking Mr. Guttman's long-term compensation directly and closely to increasing shareholder value. Increasing Mr. Guttman's equity ownership in the Trust will align his interests with shareholders' long-term interests because the value of Mr. Guttman's options and restricted share and performance awards over time will increase only as Share value increases.

  Amended and Restated 1993 Long-Term Incentive Plan. In 1997, the Compensation Committee, the Board of Trustees and the shareholders approved revisions to the 1993 Plan to improve and modify its terms and to qualify the 1993 Plan under the performance-based compensation exception to Section 162(m) of the Code (the 1993 Plan as amended is referred to hereafter as the Amended
Plan).

  Deductibility of Executive Compensation in Excess of $1.0 Million. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to an executive officer who is named in the Summary Compensation Table. Exceptions are made for qualified performance-based compensation, among other things. The Compensation Committee intends generally to structure its executive awards under the Amended Plan to take advantage of this Section 162(m) exception. However, the Committee does not believe that it is necessarily in the best interest of the Trust and its shareholders that all compensation meet the requirements of Section 162(m) for deductibility and the Committee may determine to award non-deductible compensation in such circumstances as it deems appropriate. Moreover, in light of the ambiguities and uncertainties under Section 162(m), no assurance can be given that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

                                          Kenneth D. Brody
                                          Walter F. Loeb
                                          Mark S. Ordan

          Compensation Committee Interlocks and Insider Participation

  The Compensation Committee consists of Messrs. Brody, Loeb and Ordan. Ms. Gamble served as a member of the Compensation Committee until May 1998. There are no Compensation Committee interlocks and no Trust employees serve on the Compensation Committee.

                            Stock Price Performance

  The following stock price performance chart compares the Trust's performance to the S&P 500 and the index of equity real estate investment trusts prepared by the National Association of Real Estate Investment Trusts ("NAREIT"). Equity real estate investment trusts are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the NYSE, American Stock Exchange or the NASDAQ National Market. Stock price performance for the past five years is not necessarily indicative of future results. All stock price performance includes the reinvestment of dividends.


                    [STOCK PERFORMANCE CHART APPEARS HERE]


                        Equity          S&P 500          FRT
                       -------          -------        -------
Dec 1994                103.17           101.31          88.01

Dec 1995                118.92           138.23         104.46

Dec 1996                160.88           171.18         134.07

Dec 1997                193.45           228.32         135.48

Dec 1998                159.59           293.57         133.55


                             CERTAIN TRANSACTIONS

  Pursuant to the terms of stock option plans, from 1984 through 1998 officers and key employees have exercised options and paid for some of the Shares by issuance of notes to the Trust. Notes accepted pursuant to the 1983 or 1985 stock option plans are for a term extending to the employee's or officer's retirement date with interest payable quarterly at the per annum rate that is either the lesser of (i) the Trust's current borrowing rate or (ii) the current indicated annual dividend rate on the Shares acquired pursuant to the option divided by the purchase price of such Shares. Notes accepted pursuant to the Amended Plan are for a period extending to the employee's or officer's retirement date with interest payable quarterly at the per annum rate that is the lesser of (i) the Trust's borrowing rate on the date of exercise or (ii) the indicated annual dividend rate on the date of exercise of the option divided by the option price of such Shares. The stock option notes are secured by the Shares, which will not be released until the notes are paid in full. Pursuant to the terms of a restricted stock agreement, Mr. Guttman borrowed $210,000, $105,000 of which was repaid in 1992. The remaining balance of $105,000 is payable on April 15, 2001, with no interest. The note is secured by 18,975 Shares.

  In 1991, the Trust accepted notes from Trust officers in connection with the 1991 Share Purchase Plan for $5,359,922. The current balance of the notes is $1,936,000. Up to 75% of the original principal balance of these loans may be forgiven by the Trust if certain conditions are met. In connection with the 1991 Share Purchase Plan, the Trust has loaned officers $909,000 with which to pay income taxes associated with the forgiveness. The interest rate on the Share purchase loans and related tax loans is 9.39%. On January 1, 1994, the Trust lent Mr. Kaplan $1,000,000 to purchase 40,000 Shares. The current balance is $625,000 and he has been loaned $150,000 with which to pay income taxes associated with the forgiveness. Up to 75% of the original principal balance of this loan may be forgiven by the Trust if certain conditions are met. The interest rate on his share purchase loans and related tax loans is 6.24%.

  The following table sets forth the indebtedness to the Trust of the officers as of March 25, 1999:

                                                            Maximum
                                                          Outstanding  Current
                                                            during     Balance
     Name                               Title                1998      of Notes
--------------------------------------------------------------------------------
  Steven J. Guttman......... President and Chief          $2,716,000  $2,490,000
                              Executive Officer
  Nathan P. Fishkin......... Senior Vice President,          286,000     263,000
                              Acquisitions
  Ron D. Kaplan............. Senior Vice President,        2,010,000   1,973,000
                              Capital Markets, Chief
                              Investment Officer
  Cecily A. Ward............ Vice President, Controller      130,000     119,000

  A retail women's clothing store in which Mr. Guttman had an ownership interest until February 1998 leases space at one of the Trust's properties. Terms of the lease were negotiated at arms length and reflected prevailing market conditions. Total payments in 1998 for rent, operating expenses and real estate taxes were $90,000. From time to time the Trustees may actively engage on their own behalf and as agents for and advisors to others in real estate transactions, including development and financing. The Trustees have agreed that they will not acquire an interest in any property which meets the investment criteria of the Trust without first offering the property to the Trust.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Trustees and executive officers of the Trust are required to file reports of initial ownership and changes of ownership of the Trust's Shares with the Securities and Exchange Commission and with the New York Stock Exchange. To the Trust's best knowledge, based solely on review of copies of such reports furnished to the Trust and written representations that no other reports were required, the required filings of all such Trustees and executive officers were filed timely, except that Mr. Guttman and Mr. Kaplan each filed one report that was not filed on a timely basis; Mr. Guttman's report covered one transaction, and Mr. Kaplan's covered two transactions. Both reports were filed within 30 days after their due date.

                                  PROPOSAL 2

  Proposal to Reorganize the Trust under the laws of the State of Maryland by Amending and Restating the Trust's Declaration of Trust

  The Board of Trustees believes that it is in the best interests of Federal Realty and its shareholders to reorganize the Trust as a Maryland real estate investment trust by amending and restating the Trust's declaration of trust. To effect this reorganization (the "Reorganization"), the Board of Trustees is proposing to amend and restate Federal Realty's existing declaration of trust and bylaws in their entirety (the "Reorganization Proposal").

  The form of Articles of Amendment and Restatement, including the form of amended and restated Declaration of Trust, and the form of amended and restated Bylaws are attached to this proxy statement as Appendices A and B. Please read these documents. They are the legal documents that govern the Reorganization.

Effect of the Reorganization

  The Reorganization will become effective upon the later of (i) the time the Articles of Amendment and Restatement are filed with and recorded by the District of Columbia Recorder of Deeds and (ii) the time the Restated Declaration of Trust is filed with and accepted by the State Department of Assessments and Taxation (the "SDAT") of the State of Maryland (the "Effective Time"). These filings are expected to be made as soon as practicable after the Annual Meeting. At the Effective Time:

  . The declaration of trust of Federal Realty, as amended and in effect, including the Statement of Designation relating to the Trust's Series A Cumulative Redeemable Preferred Shares (the "Existing Declaration of Trust"), will be further amended and restated in its entirety to read as set forth in the Declaration of Trust attached hereto as Appendix A (the "Restated Declaration of Trust");

  . The bylaws of Federal Realty, as amended and in effect (the "Existing Bylaws"), will be further amended and restated in their entirety to read as set forth in the Bylaws attached hereto as Appendix B (the "Restated Bylaws");

  . Federal Realty will cease to be governed by the laws of the District of Columbia and shall thereupon be subject to Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended ("Title 8"), a general statute governing Maryland trust REITs and dealing with a wide variety of matters, including powers of REITs, rights and liabilities of shareholders, certain powers of trustees, and certain extraordinary actions, such as mergers and declaration of trust amendments;

  . All Common Shares of beneficial interest, no par value, of Federal Realty which were issued and outstanding pursuant to the Existing Declaration of Trust immediately prior to the Effective Time ("Common Shares") will be reclassified and continue to exist as Common Shares of beneficial interest, $0.01 par value per share, of Federal Realty issued pursuant to the Restated Declaration of Trust ("New Common Shares");

  . All Series A Cumulative Redeemable Preferred Shares of beneficial interest, no par value, of Federal Realty which were issued and outstanding pursuant to the Existing Declaration of Trust immediately prior to the Effective Time ("Series A Preferred Shares") will be reclassified and continue to exist as Series A Cumulative Redeemable Preferred Shares of beneficial interest, $0.01 par value per share, of Federal Realty issued pursuant to the Restated Declaration of Trust ("New Series A Preferred Shares");

  . All share certificates which immediately prior to the Effective Time represented Common Shares or Series A Preferred Shares, without any action on the part of the holder thereof, will thereafter be deemed to represent a like number of New Common Shares or New Series A Preferred Shares, as the case may be; and

  . All options, rights, or warrants to purchase or subscribe for Common Shares, without any action on the part of the holder thereof, will thereafter entitle the holder to purchase or subscribe for a like number of New Common Shares on the same terms.

  The Reorganization will not result in any change in Federal Realty's name, business, trustees, management, fiscal year, assets or liabilities, or the location of its principal offices.

  Each New Common Share or New Series A Preferred Share outstanding after the Effective Time of the Reorganization will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights of a holder of a Common Share or Series A Preferred Share prior to the Effective Time. The Common Shares and Series A Preferred Shares are listed for trading on the New York Stock Exchange under the symbols "FRT" and "FRTpa," respectively. After the Reorganization, the New Common Shares and New Series A Preferred Shares will continue to be listed on the NYSE under the same trading symbols. The NYSE has advised the Trust that it will consider delivery of existing certificates representing Common Shares or Series A Preferred Shares as constituting "good delivery" of New Common Shares or New Series A Preferred Shares in transactions subsequent to the Effective Time.

Reasons for the Reorganization

  The Reorganization is intended to permit Federal Realty to avail itself of Title 8, the Maryland real estate investment trust statute. Title 8 contains provisions conducive to the operations of a REIT. Federal Realty is a common law trust under District of Columbia law and is not generally governed by a statutory framework. The District of Columbia common law is not well developed and very few shareholder rights are addressed. As a result, the rights of the Federal Realty's shareholders are governed primarily by Federal Realty's Declaration of Trust and Bylaws. Many REITs are organized under the laws of the State of Maryland and we believe that this fact has resulted in the development of a more comprehensive and clearer body of law and practice than is available to common law trusts formed under District of Columbia law. In addition, Maryland law provides statutory guidance with respect to the limited liability of shareholders and trustees of REITs.

  At the time of Federal Realty's organization in 1962, no state had statutory provisions pertaining to the organization or operation of a real estate investment trust and Federal Realty was headquartered in the District of Columbia. Since that time, Federal Realty has relocated its headquarters to Maryland, and Maryland has adopted and continues to improve statutory provisions pertaining to the organization and operation of real estate investment trusts. The Board of Trustees believes that Maryland law, including Title 8, will provide specific rights and powers in connection with the organization and operation of Federal Realty and will make clear, rights and powers which are not expressly granted to trusts under District of Columbia law. In addition, Maryland trust REITs are not subject to annual franchise or similar taxes imposed by many other states on corporate or trust entities.
Currently approximately       publicly owned real estate investment trusts are
believed to be organized under Maryland law. The Board of Trustees believes that reorganization as a Maryland trust REIT should provide greater predictability with respect to Federal Realty's affairs.

Possible Disadvantages of the Reorganization

  Despite the belief of the Board of Trustees that the Reorganization is in the best interests of the Trust and its shareholders, it should be noted that District of Columbia and Maryland law differ in certain respects. Maryland law may not afford shareholders the same rights as District of Columiba law. For a comparison of shareholders' rights and the powers of management under Maryland and District of Columbia law, see "--Comparison of Rights of Shareholders Before and After the Reorganization."

Comparison of Rights of Shareholders Before and After the Reorganization

  Federal Realty is organized as a business trust under the laws of the District of Columbia and will be reorganized as a trust REIT under the laws of the State of Maryland. As a District of Columbia business trust, Federal Realty is not governed by any statutory framework but is subject to the following:

  . the common law of the District of Columbia with respect to business trusts, which is not well developed;

  .the Existing Declaration of Trust; and

  .the Existing Bylaws.


As a Maryland trust REIT, after the Reorganization Federal Realty will be governed by:

  .Title 8;

  .the Restated Declaration of Trust; and

  .the Restated Bylaws.

  The material differences between the applicable District of Columbia law and Title 8 and among these various documents are summarized below. The comparison of certain rights of the Shareholders of the Trust before and after the Reorganization set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the common law of the District of Columbia, Title 8, the Restated Declaration of Trust and the Restated Bylaws (which are attached as Appendices A and B to this proxy statement) and also to the Existing Declaration of Trust and the Existing Bylaws, copies of which may be obtained from the Trust by writing to the Trust at Federal Realty Investment Trust, 1626 E. Jefferson Street, Rockville, MD 20852-4041, Attention: Corporate Secretary.

  The comparison below describes District of Columbia common law, if any, and provisions of the Existing Declaration of Trust and the Existing Bylaws, with respect to the rights discussed, and compares them to Title 8, the Restated Declaration of Trust and the Restated Bylaws.

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

                   AUTHORIZED SHARES OF BENEFICIAL INTEREST

The Existing Declaration of Trust            The Restated Declaration of Trust
authorizes the Trust to issue an             authorizes the Trust to issue up to
unlimited number of common shares and a      115,000,000 shares, of which
limited or unlimited number of shares        100,000,000 have been designated common
other than common shares upon such terms     shares and 15,000,000 have been designated
and conditions and pursuant to such          preferred shares. The Board of Trustees is
agreements as the Trustees may determine.    authorized to increase or decrease the
                                             authorized aggregate number of Shares
                                             and the number of authorized shares in any
                                             class or series without shareholder
                                             approval.


                           SHAREHOLDER VOTING RIGHTS

Under the Existing Declaration of Trust,     In accordance with Title 8 and under the
the affirmative vote of the holders          Restated Declaration of Trust, the
of two-thirds of the shares entitled to      affirmative vote of the holders of
vote on the matter is required for:          two-thirds of the shares entitled to vote
                                             on the matter is required for:
 .  the removal of a trustee,
 .  an amendment to the Existing              .  the removal of a trustee,
   Declaration of Trust with Board of        .  an amendment to the Restated Declaration
   Trustees approval,                           of Trust with Board of Trustees
 .  the termination of the Trust,                approval,
 .  a merger or consolidation of              .  the termination of the Trust,
   the Trust, or                             .  a merger or consolidation of the Trust, or
 .  a sale or disposition of                  .  a sale or disposition of substantially
   substantially all of the property            all of the property of the Trust.
   of the Trust.
                                             The election of trustees requires a
An amendment to the Existing                 plurality of all the votes cast at the
Declaration of Trust without board           meeting of shareholders duly called and
approval requires the affirmative vote       at which a quorum is present. The
of holders of 80% of the shares              Restated Declaration of Trust does not
entitled to vote on the matter.              provide for cumulative voting in the
                                             election of trustees.
The election of trustees requires the
affirmative vote of holders of a
majority of the Shares present in person
or by proxy at an annual meeting duly
called and at which a quorum is present.
The Existing Declaration of Trust
does not provide for cumulative
voting in the election of trustees.

                              PRE-EMPTIVE RIGHTS

Neither the Existing Declaration of Trust    Under the Restated Declaration of Trust,
nor the Existing Bylaws provides for         except as provided by the Board of
pre-emptive rights.                          Trustees or set forth in the terms of any
                                             classified or reclassified shares,
                                             no holder of shares shall have any
                                             preemptive rights. Neither the holders of
                                             Series A Preferred Shares nor the holders of
                                             common shares have preemptive rights.

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

               Restrictions on Dividends and Other Distributions

Under the Existing Declaration of Trust,     Title 8 does not set forth any standards
the Trustees have the right to declare and   for dividends or other distribution to
pay dividends from any source from time to   shareholders. The Restated Declaration of
time, but shall endeavor to pay dividends    Trust allows for the Board of Trustees to
and distributions, as shall be necessary     authorize the Trust to pay to shareholders
for the Trust to qualify as a real estate    dividends or distributions in cash, assets
investment trust under the Internal Revenue  or securities of the trust or from any
Code.                                        other source. The Trust may pay any
                                             dividend or make any other distribution to
                                             the shareholders as authorized in the
                                             Restated Declaration of Trust and by the
                                             Board of Trustees if, after giving effect
                                             to the dividend or distribution, the Trust
                                             would be able to pay its debts as they
                                             become due in the usual course of its
                                             business. The Restated Declaration of Trust
                                             requires the Board of Trustees to endeavor
                                             to authorize and cause the Trust to pay
                                             such dividends and distributions as may be
                                             necessary for the trust to qualify as a
                                             REIT under the Code.

                   Dissenting Shareholder's Appraisal Rights

Neither the Existing Declaration of Trust   Title 8 does not provide appraisal rights
nor the Existing Bylaws provides for        to shareholders of a Maryland REIT if the
appraisal rights.                           Maryland REIT's shares, such as the Trust's
                                            shares, are listed on a national securities
                                            exchange. Neither the Restated Declaration
                                            of Trust nor the Restated Bylaws provides
                                            for appraisal rights.

                               Board of Trustees

Under the Existing Declaration of Trust,     Under the Restated Declaration of Trust,
Trustees are to be elected in three classes  Trustees are to be elected in three classes
for staggered, three-year terms. The total   for staggered, three-year terms. The
number of Trustees shall be at least three   initial number of Trustees shall be nine
(3) and not more than fifteen (15).          but may be increased or decreased pursuant
Trustees shall be competent individuals at   to the Restated Bylaws.
least 21 years of age.

                              Removal of Trustees

Pursuant to the Existing Declaration of      Under the Restated Declaration of Trust,
Trust, Trustees may be removed               the shareholders of the Trust may remove a
                                             trustee only with cause and upon the
                                             affirmative vote of the holders of not less
                                             than two-thirds of the shares entitled to
                                             vote on the matter.
 .  with or without cause, at a shareholders
   meeting called for that purpose
   --by two-thirds of the Shares then
   outstanding and entitled to vote if such
   removal is approved by a vote of not
   less than two-thirds of the Trustees; or
   --by at least 80% of the Shares then
   outstanding if two-thirds of the
   Trustees do not approve such removal; or
 .with cause by the vote of all the other
 Trustees.

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

                       Vacancies on the Board of Trustees

The Existing Declaration of Trust provides   Title 8 does not address vacancies in a
that, subject to the provisions of any       board of trustees. The Restated Bylaws
class or series of Shares at the time        provide that any vacancy (including a
outstanding, any vacancy may be filled by a  vacancy created by an increase in the
majority of the remaining Trustees or by     number of trustees) in the Board of
the vote of holders of at least a majority   Trustees may be filled by a majority of the
of the Shares entitled to vote on the        remaining trustees. Each trustee so elected
matter and present in person or by proxy at  shall serve for the unexpired term of the
any meeting of the Shareholders called for   trustee he is replacing.
that purpose.
                                             The Restated Declaration of Trust provides
The Existing Declaration of Trust provides   that when six consecutive quarterly
that when six consecutive quarterly          dividends payable to Series A Preferred
dividends payable to Series A Preferred      Shareholders are in arrears, Series A
Shareholders are in arrears, Series A        Preferred Shareholders, together with the
Preferred Shareholders, together with the    holders of shares of every other series of
holders of shares of every other series of   Parity Shares (as defined therein), voting
Parity Shares (as defined therein), voting   as a single class regardless of series,
as a single class regardless of series,      shall be entitled to elect two additional
shall be entitled to elect two additional    Trustees to serve on the Board of Trustees.
Trustees to serve on the Board of Trustees.

                        Annual Meetings of Shareholders

Under the Existing Declaration of Trust and    The Restated Bylaws provide that an annual
the Existing Bylaws an annual meeting of       meeting of shareholders for the election of
shareholders shall be held on such date as     trustees and the transaction of any
designated by the Trustees, each year,         business within the powers of the Trust
after the delivery of the annual report.       shall be held in the month of May of each
The Existing Bylaws provide procedures         year, after the delivery of the annual
which must be followed relating to annual      report. Failure to hold such a meeting does
meetings, including the requirement that       not invalidate the Trust's existence or
nominations for elections to the Board of      affect any otherwise valid acts of the
Trustees and new business proposals shall      Trust. The Restated Bylaws provide
be delivered to the secretary at the           procedures which must be followed relating
principal executive offices of the Trust       to annual meetings, including the
not less than 60 days nor more than 90 days    requirement that nominations for elections
prior to the anniversary date of the           to the Board of Trustees and new business
preceding year's annual meeting. To be         proposals shall be delivered to the
timely, a shareholder's notice shall set       secretary at the principal executive
forth:                                         offices of the Trust not later than the
                                               close of business on the 90th day nor
                                               earlier than the close of business on the
                                               120th day prior to the first anniversary of
                                               the preceding year's annual meeting;
                                               provided, however, that in the event that
                                               the date of the annual meeting is advanced
                                               by more than 30 days or delayed by more
                                               than 60 days from such anniversary date or
                                               if the Trust has not previously held an
                                               annual meeting, notice by the shareholder
                                               to be timely must be so delivered not
                                               earlier than the close of business on the
                                               120th day prior to such annual meeting and
                                               not later than the close of business on the
                                               later of the 90th day prior to such annual
                                               meeting or the tenth day following the day
                                               on which public
 .as to each person:
   -- the name and address of the
   shareholder who intends to make the
   nomination and of the person or persons
   to be nominated;
   -- a representation that the shareholder
   is a holder of record of shares of the
   Trust entitled to vote at such meeting
   and intends to appear in person or by
   proxy at the meeting to nominate the
   person or persons specified in the
   notice;
   -- a description of all arrangements or
   understandings between the shareholder
   and each nominee and any other person or
   persons (naming such person or persons);

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

 .  as to any other business that the           announcement of the date of such meeting is
   shareholder proposes to bring before the    first made by the Trust. In no event shall
   meeting:                                    the public announcement of a postponement
                                               or adjournment of an annual meeting to a
                                               later date or time commence a new time
                                               period for the giving of a shareholder's
                                               notice as described above. Such
                                               shareholder's notice shall set forth
   -- a brief description of the business
   desired to be brought before the
   meeting,
   -- the reasons for conducting such
   business at the meeting and
   -- any material interest in such            .  as to each person whom the shareholder
   business of such shareholder and of the        proposes to nominate for election or
   beneficial owner, if any, on whose             reelection as a Trustee all information
   behalf the proposal is made; and               relating to such person that is required
                                                  to be disclosed in solicitations of
                                                  proxies for election of Trustees in an
                                                  election contest, or is otherwise
                                                  required, in each case pursuant to
                                                  Regulation 14A under the Securities
                                                  Exchange Act of 1934, as amended (the
                                                  "Exchange Act") (including such person's
                                                  written consent to being named in the
                                                  proxy statement as a nominee and to
                                                  serving as a Trustee if elected);
 .  as to the shareholder giving the notice
   and the beneficial owner, if any, on
   whose behalf the nomination or proposal
   is made,
   -- the name and address of such
   shareholder, as they appear on the
   Trust's books, and of such beneficial
   owner and
   -- the number of each class of shares of    .  as to any other business that the
   the Trust which are owned beneficially         shareholder proposes to bring before the
   and of record by such shareholder and          meeting, a brief description of the
   such beneficial owner.                         business desired to be brought before
                                                  the meeting, the reasons for conducting
                                                  such business at the meeting and any
                                                  material interest in such business of
                                                  such shareholder and of the beneficial
                                                  owner, if any, on whose behalf the
                                                  proposal is made; and
                                               .  as to the shareholder giving the notice
                                                  and the beneficial owner, if any, on
                                                  whose behalf the nomination or proposal
                                                  is made:
                                                  --the name and address of such
                                                  shareholder, as they appear on the
                                                  Trust's books, and of such beneficial
                                                  owner, and
                                                  --the number of each class of shares of
                                                  the Trust which are owned beneficially
                                                  and of record by such shareholder and
                                                  such beneficial owner.
                                               In the event that the number of Trustees to
                                               be elected to the Board of Trustees is
                                               increased and there is no public
                                               announcement by the Trust naming all of the
                                               nominees for Trustee or specifying the size
                                               of the increased Board of Trustees at least
                                               70 days prior to the first anniversary of
                                               the preceding year's annual meeting, a
                                               shareholder's notice shall also be
                                               considered timely, but only with

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

                                            respect to nominees for any new positions
                                            created by such increase, if it shall be
                                            delivered to the secretary at the principal
                                            executive offices of the Trust not later
                                            than the close of business on the tenth day
                                            following the day on which such public
                                            announcement is first made by the Trust.

                        Special Meetings of Shareholders

Pursuant to the Existing Declaration of      Title 8 does not address special meetings
Trust, special meetings of Shareholders may  of shareholders. The Restated Bylaws
be called by the Trustees, or upon the       provide that a special meeting of
written request of Shareholders holding not  shareholders may be called by the
less than 25% of the outstanding Shares      President, one-third of the trustees or
entitled to vote at such meeting. The        upon the written request of the holders of
Bylaws provide procedures which must be      shares entitled to cast not less than
followed for both the request for a special  twenty-five percent of all of the votes
meeting by shareholders and the conduct of   entitled to be cast at such a meeting. The
the special meeting, including the           Restated Bylaws provide procedures which
requirement that nominations for elections   must be followed for both the request for a
to the Board of Trustees must be delivered   special meeting by shareholders and the
to the secretary not later than the 10th     conduct of the special meeting, including
day following the day on which notice of     the requirement that nominations for
such meeting is first given to               elections to the Board of Trustees and new
shareholders.                                business proposals must be delivered to the
                                             secretary not earlier than the close of
                                             business on the 120th day prior to the
                                             special meeting and not later than the
                                             close of business on the later of the 90th
                                             day prior to the special meeting or the
                                             10th day following the day on which public
                                             announcement is first made of the special
                                             meeting.

                     Shareholders Action by Written Consent

The Existing Declaration of Trust provides   Title 8 does not address actions by written
that any action by Shareholders may be       consent of shareholders. The Restated
taken without a meeting, if a majority of    Declaration of Trust provides that any
Shares entitled to vote on the matter (or    action by shareholders may be taken without
such larger proportion of Shares as shall    a meeting if a majority of Shares entitled
be required to take such action) consent to  to vote on the matter (or such larger
the action in writing and the written        proportion of Shares as shall be required
consents are filed with the records of the   to take such action) consent to the action
meetings of Shareholders. Such consent       in writing and the written consents are
shall have the effect of a vote taken at a   filed with the records of the meeting of
meeting of Shareholders.                     Shareholders.

                 Amendments to Declaration of Trust and Bylaws

The Existing Declaration of Trust provides   Under Title 8, an amendment to a
that certain specific sections of the        declaration of trust must be approved by at
Existing Declaration of Trust may be         least a majority of the board of trustees
amended at a meeting called for such         and the affirmative vote of the holders of
purpose:                                     two-thirds of the shares entitled to vote
                                             on such matter unless otherwise provided in
                                             the declaration of trust. The Restated
                                             Declaration of Trust provides for
                                             amendments to the Restated Declaration of
                                             Trust by the affirmative vote of the
                                             holders of a majority of the shares
                                             entitled to vote on the matter if the
 .  by the affirmative vote of at least two-
   thirds of the Shares then outstanding
   and entitled to vote, if the Trustees
   approved or recommended the amendment,
   or

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

 .  by 80% or more of the shares then
   outstanding and entitled to vote absent
   Trustee approval or recommendation.
All other sections of the Existing          trustees have unanimously approved a
Declaration of Trust may be amended:        shareholder vote on the matter. The Board
                                            of Trustees has the authority to increase
                                            the authorized shares of the trust without
                                            the approval of the shareholders.
 .  at a meeting called for the purpose, by  The Restated Declaration of Trust provides
   a two-thirds vote of the Shares then     that the Trustees may amend the Restated
   outstanding and entitled to vote; or     Declaration of Trust, in the manner
                                            provided by Title 8, without any actions by
                                            the Shareholders, to qualify as a REIT
                                            under the Code or under Title 8 and as
                                            otherwise provided in the Declaration of
                                            Trust.
 .  without a meeting, by the written        The Restated Bylaws provide that the Board
   consent signed by the majority of the    of Trustees has the exclusive power to
   Trustees and by two-thirds or more of    adopt, amend or repeal any provision of the
   such outstanding Shares.                 bylaws and to make new bylaws.
The Existing Declaration of Trust also
gives the Trustees the power to amend the
Existing Declaration of Trust without the
vote or consent of any Shareholders
 .  to the extent they deem necessary to
   qualify the Trust as a real estate
   investment trust under the Internal
   Revenue Code, or
 .  to conform the Existing Declaration of
   Trust to the requirements of applicable
   federal or state laws or regulations.
Generally, the Existing Bylaws may be
amended, modified or repealed by a vote of
two-thirds or more of the Trustees.

                            Limit on Share Ownership

The Existing Declaration of Trust prohibits  Title 8 does not limit share ownership. The any Person (as defined therein) from owning  Restated Declaration of Trust prohibits the
greater than 9.8% in fair market value of    ownership by any person of greater than
the Trust's Shares outstanding at any time.  9.8% in value of the aggregate of the
The Trustees may authorize a single Person   outstanding equity shares and 9.8% (in
(as defined therein) to own up to a maximum  value or in number of shares, whichever is
of 20% in fair market value of outstanding   more restrictive) of the aggregate number
Shares. The share ownership limit does not   of the outstanding common shares. Subject
prohibit the completion of a tender offer    to certain exceptions and requirements, the
for all of the outstanding Shares, provided  Board of Trustees, in its sole discretion,
that the consideration offered is in cash    may exempt a Person from the Aggregate
or voting securities of a public company     Share Ownership Limit and the Common Share
and the offer is approved by the Trustees    Ownership Limit, as the case may be, and
or 80% of the Shareholders.                  may establish or increase an Excepted
                                             Holder Limit for such Person.

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

                         Certain Business Combinations

Under the Existing Declaration of Trust,     Under the Maryland General Corporation Law,
certain "business combinations" (including   as amended ("MGCL"), as applicable to real
certain mergers, consolidations,             estate investment trusts formed under Title
dispositions of assets and issuances of      8, certain "business combinations"
securities) between the Trust and any        (including certain mergers, asset transfers
person who beneficially owns 9.8% of the     and issuances of equity securities) between
outstanding Shares entitled to vote require  a Maryland REIT and any person who
the affirmative vote of the holders of 80%   beneficially owns 10% or more of the voting
of the Shares then outstanding and entitled  power of the trust's shares or certain
to vote on the matter, unless the            affiliates or associates (as defined in the
consideration received by shareholders in    MGCL) of the trust (an "Interested
the business combination satisfies certain   Shareholder") or an affiliate thereof are
fair price conditions and certain other      prohibited for five years after the most
conditions are satisfied.                    recent date on which the Interested
                                             Shareholder becomes an Interested
 .                                            Shareholder. Thereafter, any such business
                                             combination must be recommended by the
                                             board of trustees and approved by two
                                             super-majority shareholder votes unless,
                                             among other conditions, the trust's common
                                             shareholders receive a minimum price (as
                                             defined in the MGCL) for their shares and
                                             the consideration is received in cash or in
                                             the same form as previously paid by the
                                             Interested Shareholder for its common
                                             shares. These provisions do not apply,
                                             however, to business combinations that are
                                             approved or exempted by the board of
                                             trustees before the Interested Shareholder
                                             becomes an Interested Shareholder.

                           Control Share Acquisitions

Neither the Existing Declaration of Trust   The MGCL, as applicable to Maryland REITs,
nor the Existing Bylaws contain provisions  provides that "control shares" of a
governing acquisitions of control shares.   Maryland REIT acquired in a "control share
                                            acquisition" have no voting rights except
                                            to the extent approved by a vote of two-
                                            thirds of the votes entitled to be cast on
                                            the matter, excluding shares of beneficial
                                            interest owned by the acquiror, by officers
                                            or by trustees who are employees of the
                                            trust. "Control Shares" are voting shares
                                            of beneficial interest which, if aggregated
                                            with all other such shares of beneficial
                                            interest previously acquired by the
                                            acquiror, or in respect of which the
                                            acquiror is able to exercise or direct the
                                            exercise of voting power (except solely by
                                            virtue of a revocable proxy), would entitle
                                            the acquiror to exercise voting power in
                                            electing trustees within one of the
                                            following ranges of voting power:
                                            .one-fifth or more but less than one-third,

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

                                            .one-third or more but less than a
                                            majority, or
                                            .a majority or more of all voting power.
                                            Control shares do not include shares the
                                            acquiring person is then entitled to vote
                                            as a result of having previously obtained
                                            shareholder approval. A "control share
                                            acquisition" means the acquisition of
                                            control shares, subject to certain
                                            exceptions.
                                            A person who has made or proposes to make a
                                            control share acquisition, upon
                                            satisfaction of certain conditions
                                            (including an undertaking to pay expenses),
                                            may compel the board of trustees of the
                                            trust to call a special meeting of
                                            shareholders to be held within 50 days of
                                            demand to consider the voting rights of the
                                            shares. If no request for a meeting is
                                            made, the trust may itself present the
                                            question at any shareholders meeting.
                                            If voting rights are not approved at the
                                            meeting or if the acquiring person does not
                                            deliver an acquiring person statement as
                                            required by the statute, then, subject to
                                            certain conditions and limitations, the
                                            trust may redeem any or all of the control
                                            shares (except those for which voting
                                            rights have previously been approved) for
                                            fair value determined, without regard to
                                            the absence of voting rights for the
                                            control shares, as of the date of the last
                                            control share acquisition by the acquiror
                                            or of any meeting of shareholders at which
                                            the voting rights of such shares are
                                            considered and not approved. If voting
                                            rights for control shares are approved at a
                                            shareholders meeting and the acquiror
                                            becomes entitled to vote a majority of the
                                            shares entitled to vote, all other
                                            shareholders may exercise appraisal rights.
                                            The fair value of the shares as determined
                                            for purposes of such appraisal rights may
                                            not be less than the highest price per
                                            share paid by the acquiror in the control
                                            share acquisition.
                                            The control share acquisition statute does
                                            not apply (a) to shares acquired in a
                                            merger, consolidation or share exchange if
                                            the trust is a party to the transaction or
                                            (b) to acquisitions approved or exempted by
                                            the declaration of trust or bylaws of the
                                            trust.
                                            The Restated Bylaws contain a provision
                                            exempting from the control share
                                            acquisition statute any and all

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

                                            acquisitions by any person of the Trust's
                                            shares of beneficial interest. There can be
                                            no assurance that such provision will not
                                            be amended or eliminated at any time in the
                                            future.

                Limitation of Trustees' and Officers' Liability

The Existing Declaration of Trust provides   The Maryland REIT Law permits a Maryland
that the Trustees, officers, employees or    REIT to include in its Declaration of Trust
agents of the Trust shall not be personally  a provision limiting the liability of its
liable to the Trust or to any Shareholder,   trustees and officers to the trust and its
Trustee, officer, employee or agent of the   shareholders for money damages except for
Trust or to any other Person except arising  liability resulting from (a) actual receipt
from such person's bad faith, willful mis-   of an improper benefit or profit in money,
conduct, gross negligence or reckless dis-   property or services or (b) active and
regard of his or her duties or for his or    deliberate dishonesty established by a
her failure to act in good faith in the      final judgment as being material to the
reasonable belief that his or her action     cause of action. The Declaration of Trust
was in the best interests of the Trust.      of the Trust contains such a provision
Trustees, officers, employees or agents of   which eliminates such liability to the
the Trust shall not be subject to any per-   maximum extent permitted by the Maryland
sonal liability whatsoever, in tort, con-    REIT Law.
tract or otherwise, to the Trust or to any
other person in connection with Trust Prop-
erty or the affairs of the Trust.

                      Limitation of Shareholder Liability

The Existing Declaration of Trust provides   Pursuant to Title 8, a shareholder of a
that no Shareholder shall be liable for any  Maryland REIT may not be held personally debt, claim, demand, judgment or obligation  liable for the obligations of the Maryland
of any kind of, against or with respect to   REIT unless the shareholder acts with bad
the Trust by reason of being a Shareholder,  faith, with willful misfeasance or gross nor shall any Shareholder be subject to any  negligence. Title 8 permits a Maryland
personal liability whatsoever, in tort,      REIT's declaration of trust to expand or
contract or otherwise, to any Person in      limit the liability of the Maryland REIT's
connection with the Trust Property or the    shareholders except for liability resulting
affairs of the Trust.                        from (a) actual receipt of an improper
                                             benefit or profit in money, property or
                                             services or (b) active and deliberate
                                             dishonesty established by a final
                                             judgmentas being material to the cause of
                                             action. The Restated Declaration of Trust
                                             provides that no shareholder shall be
                                             liable for and debt, claim, demand,
                                             judgment or obligation of any kind, against
                                             or with respect to the Trust by reason of
                                             his being a shareholder.

                    Indemnification of Trustees and Officers

The Existing Declaration of Trust provides   The Restated Declaration of Trust
that the Trust shall indemnify and hold      authorizes the Trust, to the maximum extent
harmless each of its Trustees, officers,     permitted by Maryland law, to obligate
employees and agents (including those who    itself to indemnify and to pay or reimburse
serve at its request as directors, officers  reasonable expenses in advance of final
or trustees of another organization in       disposition of a proceeding to (a) any
which it has any interest as a shareholder,  present or former trustee or officer or (b)
creditor or other-wise)                      any individual

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

against, and reimburse such indemnified      who, while a trustee of the Trust and at
Person for, any claim, liability or expense  the request of the Trust, serves or has
in connection with the defense or            served another real estate investment
disposition of any action, suit or other     trust, corporation, partnership, joint
proceeding by the Trust or any other Person  venture, trust, employee benefit plan or
whether civil, administrative or criminal,   any other enterprise as a trustee,
pending or threatened by reason of being or  director, officer or partner of such real having been a Trustee, officer, employee or  estate investment trust, corporation,
agent of the Trust and so long as certain    partnership, joint venture, trust, employee
notice requirements are met and he, she, or  benefit plan or other enterprise from and
it was not guilty of bad faith, gross        against any claim or liability to which
negligence, willful misconduct, or reckless  such person may become subject or which disregard of duty or failure to act in good  such person may incur by reason of such
faith in the reasonable belief that such     status. The Bylaws of the Trust obligate
action was in the best interest of the       it, to the maximum extent permitted by
Trust. In the event of any settlement of     Maryland law, to indemnify and to pay or
any claim, liability or expense as to any    reimburse reasonable expenses in advance of
matter, no indemnification or reimbursement  final disposition of a proceeding to (a)
shall be provided to any Trustee, officer,   any present or former trustee or officer
employee or agent of the Trust if a          who is made a party to the proceeding by
determination is made by (i) a majority      reason of his service in that capacity or
vote of the Trustees who were not parties    (b) any individual who, while a trustee or
to such action, suit or proceeding, or (ii)  officer of the Trust and at the request of
a written opinion of the Trust's legal       the Trust, serves or has served another
counsel, that such matter arose out of or    real estate investment trust, corporation,
was based upon the willful misconduct, bad   partnership, joint venture, trust, employee
faith, gross negligence or reckless          benefit plan or any other enterprise as a
disregard of duty of such Trustee, officer,  trustee, director, officer or partner of
employee or agent or his failure to act in   such real estate investment trust,
good faith in reasonable belief that his     corporation, partnership, joint venture,
action was in the best interests of the      trust, employee benefit plan or other
Trust.                                       enterprise and who is made a party to the
                                             proceeding by reason of his service in that
                                             capacity, against any claim or liability to
                                             which he may become subject by reason of
                                             such status. The Declaration of Trust and
                                             Bylaws also permit the Trust to indemnify
                                             and advance expenses to any person who
                                             served a predecessor of the Trust in any of
                                             the capacities described above and to any
                                             employee or agent of the Trust or a
                                             predecessor of the Trust. The Bylaws
                                             require the Trust to indemnify a trustee or
                                             officer who has been successful, on the
                                             merits or otherwise, in the defense of any
                                             proceeding to which he is made a party by
                                             reason of his service in that capacity.
                                             The Maryland REIT Law permits a Maryland
                                             REIT to indemnify and advance expenses to
                                             its trustees, officers, employees and
                                             agents to the same extent as permitted by
                                             the MGCL for directors and officers of
                                             Maryland corporations. The MGCL permits a
                                             corporation to indemnify its present and
                                             former directors and officers, among
                                             others, against judgments, penalties,
                                             fines, settlements and

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

                                            reasonable expenses actually incurred by
                                            them in connection with any proceeding to
                                            which they may be made a party by reason of
                                            their service in those or other capacities
                                            unless it is established that (a) the act
                                            or omission of the director or officer was
                                            material to the matter giving rise to the
                                            proceeding and (i) was committed in bad
                                            faith or (ii) was the result of active and
                                            deliberate dishonesty, (b) the director or
                                            officer actually received an improper
                                            personal benefit in money, property or
                                            services or (c) in the case of any criminal
                                            proceeding, the director or officer had
                                            reasonable cause to believe that the act or
                                            omission was unlawful. However, under the
                                            MGCL, a Maryland corporation may not
                                            indemnify for an adverse judgment in a suit
                                            by or in the right of the corporation or
                                            for a judgment of liability on the basis
                                            that personal benefit was improperly
                                            received, unless in either case a court
                                            orders indemnification and then only for
                                            expenses. In addition, the MGCL permits a
                                            corporation to advance reasonable expenses
                                            to a director or officer upon the
                                            corporation's receipt of (a) a written
                                            affirmation by the director or officer of
                                            his good faith belief that he has met the
                                            standard of conduct necessary for
                                            indemnification by the corporation and (b)
                                            a written undertaking by him or on his
                                            behalf to repay the amount paid or
                                            reimbursed by the corporation if it shall
                                            ultimately be determined that the standard
                                            of conduct was not met.

                        Indemnification of Shareholders

The Existing Declaration of Trust provides   The Restated Declaration of Trust provides
that the Trust, upon prompt notice, shall    for the indemnification of Shareholders of
indemnify Shareholders against all claims,   the Trust against all liabilities incurred
liabilities and expenses, including amounts  by virtue of being a shareholder.
paid in satisfaction of judgments or in
settlement or as fines and penalties, and
attorneys' fees, reasonably incurred by him
in connection with the defense or
disposition of any action, suit or other
proceeding by the Trust or any other
Person, whether civil, administrative or
criminal, in which he may be involved or
with which he may be threatened, while in
such capacity or thereafter, by reason of
his being or having been a Shareholder.

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

                        Inspection of Books and Records

Under the Existing Bylaws, any person who   Title 8 provides a right to inspect and
is a record owner of 10% or more of the     copy a Maryland REIT's books of account and
outstanding Shares may upon demand inspect  stock ledger to persons who have been
the share register, the books of accounts   shareholders for more than six months and
and the minutes of the proceedings of the   own at least 5% of any class of a Maryland
Trust's shareholders and its Trustees.      REIT's outstanding shares. In addition, any
                                            shareholder of a Maryland REIT has a right
Demand of inspection other than a           to inspect the bylaws, minutes of the
shareholder's meeting shall be made in      shareholder's meetings, annual statements
writing and delivered to the Trust.         of affairs and voting trust agreements and
                                            to request that the REIT provide a sworn
                                            statement showing all stock and securities
                                            issued and all consideration received by
                                            the Maryland REIT within the preceeding
                                            12 months.

                        Interested Trustee Transactions

Generally, the Existing Declaration of       Title 8 does not address interested trustee
Trust prohibits contracts or transactions    transactions. Pursuant to the Restated
for the transfer of property (including      Declaration of Trust, the Trust may enter
loans) in which one or more of the Trustees  into any contract or transaction of any
holds beneficially a majority equity         kind with any person including any trustee,
interest.                                    officer, employee or agent of the trust or
                                             any person affiliated with a trustee,
However, the Existing Declaration of Trust   officer, employee or agent of the trust,
permits such interested trustee              whether or not any of them has a financial
transactions provided that a majority of     interest in such transaction.
the disinterested Trustees (a) ratifies or
authorizes the transaction, after
disclosure of any such affiliation or
interest by a Trustee, and (b) determines
that the transaction was or is on terms
fair and reasonable to the Trust and its
Shareholders.
Trustees shall not be entitled to receive
any commission or other remuneration,
directly or indirectly, in connection with
the purchase or sale by the Trust of any
Real Property, unless an independent
appraisal of such real property is done by
the Trust.

-----------------------------------------    -----------------------------------------

          District of Columbia                                Maryland

-----------------------------------------    -----------------------------------------

                          RESTRICTIONS ON INVESTMENTS

Under the Existing Declaration of Trust and  Under Title 8 a Maryland REIT must hold at
the Existing Bylaws, the Trust shall not:    least 75 percent of the value of its assets
 .  invest in commodities, foreign            in real estate assets, government
   currencies (except in the ordinary        securities, cash and cash items, including
   course of business);                      receivables, and a Maryland REIT may not
 .  contract for the sale of real property    use or apply land for farming, agriculture,
   over a certain limit;                     horticulture or similar purposes.
 .  engage in short sales;
 .  engage in trading, underwriting or
   distributing securities;
 .  hold property primarily for the sale to
   customers in the ordinary course of
   business;
 .  invest more than 10% of the total value
   of the Trust property in unimproved non-
   income-producing real property or
   mortgage loans securing such property;
 .  invest more than 10% of the total value
   of the Trust property in junior mortgage
   loans;
 .  knowingly invest in equity securities of
   entities engaged in activities
   prohibited by the Trust;
 .  invest in bullion;
 .  issue certain debt securities;
 .  invest in real property subject to
   mortgages or other encumbrance to other
   than a bank, insurance company, pension
   fund, institutional lender or
   corporation engaged in the business of
   mortgage investments; and
 .  invest in any mortgage on unimproved
   real property or in any mortgage other
   than a first mortgage not in a greater
   percentage of value as confirmed by an
   independent appraiser, than permitted
   under local law to a savings and loan
   institution.






Certain Federal Income Tax Consequences of the Reorganization

  The following summary of certain federal income tax consequences of the Reorganization is for general information only, and shall not be considered as tax or investment advice. The summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations thereunder, and interpretations of the Code and such regulations by the Courts and the Internal Revenue Service (the "IRS"), all as they are in effect and exist as of the date hereof. There can be no assurance that future legislative, judicial and administrative changes or interpretations will not adversely effect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the IRS or opinion from counsel with respect to the matters discussed herein has been requested. There is no assurance that the IRS would agree with the conclusions set forth in this discussion.

Shareholders are urged to consult their tax advisors as to the particular tax consequences to them of the Reorganization, including the applicability of any state, local or foreign tax laws, changes in applicable tax laws and any pending or proposed legislation.

  The Reorganization will constitute a reorganization under section 368 of the Code. Pursuant to the Reorganization, holders of Shares will be treated as having exchanged their Shares for New Shares. Holders of Shares will not recognize gain or loss for federal income tax purposes solely as a result of this deemed exchange. For federal income tax purposes, a holder's aggregate basis in the New Shares will equal such holder's adjusted basis in the Shares deemed to be exchanged therefor and such holder's holding period for the New Shares will include such holder's holding period in the Shares deemed exchanged therefor.

  Likewise, the Trust will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

Anti-Takeover Effects of the Reorganization

  Certain provisions of Maryland law, the Restated Declaration of Trust and the Restated Bylaws could have the effect of delaying, deferring or preventing a takeover or other transaction in which holders of some, or a majority, of the Common Shares might receive a premium over the then prevailing market price or which such holders might believe to be in their best interests. For example, after the effective date of the Reorganization, shareholders will not have the power to remove trustees, except for cause. In addition, after the Reorganization is effective, Federal Realty will become subject to the Maryland business combination and control share acquisition statutes and any new legislation that may be adopted from time to time in Maryland, which may have anti-takeover effects. New legislation has been proposed in Maryland that could have the effect of delaying, deferring or preventing a takeover of a Maryland REIT. If adopted in its present form, the proposed legislation would, among other things, (1) validate shareholder rights plans and the "just say no" defense, (2) establish a presumption that directors' or trustees' action satisfies their statutory standards of conduct, (3) clarify that the Unocal decision of the Delaware Supreme Court is not the law in Maryland, (4) clarify that the board has the sole power to establish various procedures for special shareholders meetings, (5) validate certain advance notice bylaws, and (6) permit directors or trustees to consider the effect on non-shareholder constituencies of potential change of control transactions. Whether or in what form the proposed legislation may be adopted cannot be predicted. See "-- Comparison of Rights of Shareholders Before and After the Reorganization."

Required Vote

  The affirmative vote of holders of two-thirds of the outstanding Common Shares is required to approve the Reorganization Proposal. The Board of Trustees does not believe that any vote of holders of the Series A Preferred Shares is required to approve the Reorganization Proposal because it does not materially and adversely affect the voting powers, rights or preferences of such holders.

No Dissenters' Appraisal Rights

  Shareholders do not have dissenters' appraisal rights in connection with the Reorganization.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE REORGANIZATION PROPOSAL.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  Grant Thornton LLP has been selected as independent public accountants for the Trust for the current year, and examined the Trust's financial statements for the year ended December 31, 1998. Grant Thornton LLP also provided limited reviews of the Trust's quarterly financial information and assisted in connection with certain other filings with the Securities and Exchange Commission.

  A representative of Grant Thornton LLP will be present at the Annual Meeting and will have the opportunity to make a statement and answer appropriate questions from shareholders.

                                 ANNUAL REPORT

  A COPY OF THE TRUST'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE TRUST, 1626 EAST JEFFERSON STREET, ROCKVILLE, MARYLAND 20852, ATTENTION:
MS. KATHY KLEIN, VICE PRESIDENT--CORPORATE COMMUNICATIONS. THE FORM 10-K INCLUDES CERTAIN EXHIBITS, WHICH WILL BE PROVIDED ONLY UPON PAYMENT OF A FEE COVERING THE TRUST'S REASONABLE EXPENSES.

       SOLICITATION OF PROXIES, SHAREHOLDER PROPOSALS AND OTHER MATTERS

  The cost of this solicitation of proxies will be borne by the Trust. In addition to the use of the mails, Trust officials may solicit proxies in person and by telephone, telegraph or facsimile, and may request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of Shares. In addition, the Trust has retained D.F. King & Co., Inc. to assist in soliciting proxies and to provide proxy materials to banks, brokerage firms, nominees, fiduciaries and other custodians. For such services, the Trust will pay to D.F. King a fee of
approximately $   , plus expenses.

  Proposals of shareholders intended to be presented at the 2000 Annual Meeting must be received by the Trust no later than December 2, 1999 to be considered for inclusion in the Trust's proxy statement and form of proxy relating to such meeting.

  The Trustees know of no other business to be presented at the Annual Meeting. If other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

  You are urged to complete, sign, date and return your proxy promptly to make certain your Shares will be voted at the Annual Meeting. For your convenience in returning the proxy, an addressed envelope is enclosed, requiring no additional postage if mailed in the United States.

                                          For the Trustees,


                                          Nancy J. Herman
                                          Vice President--General
                                          Counsel and Secretary

          YOUR PROXY IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
                     PLEASE SIGN, DATE AND MAIL IT TODAY.

                                                                     APPENDIX A

                                  ARTICLES OF
                           AMENDMENT AND RESTATEMENT
                                      OF
                             DECLARATION OF TRUST
                                      OF
                        FEDERAL REALTY INVESTMENT TRUST

  Federal Realty Investment Trust, an unincorporated business trust having its principal place of business at 1626 East Jefferson Street, Rockville, Maryland 20852 (the "Trust") hereby certifies that:

  FIRST: The Trust was formed pursuant to a Declaration of Trust first made in the District of Columbia on May 25, 1962, filed in the office of, and recorded by, the Recorder of Deeds, Washington, D.C., which declaration of trust was thereafter amended and restated in its entirety on May 24, 1984, pursuant to a Third Amended and Restated Declaration of Trust of Federal Realty Investment Trust, filed in the office of, and recorded by, the Recorder of Deeds, Washington, D.C.

  SECOND: Upon the later of (i) the time these Articles of Amendment and Restatement are filed with and recorded by the District of Columbia Recorder of Deeds and (ii) the time the Restated Declaration of Trust is filed with and accepted by the State Department of Assessments and Taxation of the State of Maryland (the "Effective Time"):

  (1) The declaration of trust of the Trust, as amended and in effect, including the Statement of Designation relating to the Trust's Series A Cumulative Redeemable Preferred Shares (the "Existing Declaration of Trust"), shall be further amended and restated in its entirety to read as set forth in the Declaration of Trust attached hereto as Exhibit A (the "Restated Declaration of Trust");

  (2) The Trust shall cease to be governed by the laws of the District of Columbia and shall thereupon be subject to Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland;

  (3) All Common Shares of beneficial interest, no par value, of the Trust which were issued and outstanding pursuant to the Existing Declaration of Trust immediately prior to the Effective Time ("Common Shares") shall be reclassified and continue to exist as Common Shares of beneficial interest, $0.01 par value per share, of the Trust issued pursuant to the Restated Declaration of Trust ("New Common Shares");

  (4) All Series A Cumulative Redeemable Preferred Shares of beneficial interest, no par value, of the Trust which were issued and outstanding pursuant to the Existing Declaration of Trust immediately prior to the Effective Time ("Series A Preferred Shares") shall be reclassified and continue to exist as Series A Cumulative Redeemable Preferred Shares of beneficial interest, $0.01 par value per share, of the Trust issued pursuant to the Restated Declaration of Trust and("New Series A Preferred Shares");

  (5) All share certificates theretofore representing Common Shares or Series A Preferred Shares, without any action on the part of the holder thereof, shall thereafter represent a like number of New Common Shares or New Series A Preferred Shares, as the case may be; and

  (6) All options, rights, or warrants to purchase or subscribe for Common Shares, without any action on the part of the holder thereof, shall thereafter entitle the holder to purchase or subscribe for a like number of New Common Shares on the same terms.

  THIRD: The terms of these Articles of Amendment and Restatement were duly advised, authorized and approved by the Trust in the manner and by the vote
required under the Existing Declaration of Trust. On              , 1999, the
Board of Trustees duly adopted a resolution setting forth the terms of these Articles of Amendment and Restatement, declaring the advisability thereof, and directing that such Articles of Amendment and Restatement be submitted for
approval by the shareholders of the Trust. On           , 1999, the
shareholders of the Trust approved and authorized the terms of these Articles of Amendment and Restatement by the affirmative vote of holders of more than two-thirds of the issued and outstanding shares entitled to vote, at a duly held meeting of shareholders.

  IN WITNESS WHEREOF, FEDERAL REALTY INVESTMENT TRUST has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on the
     day of                    , 1999.

                                          FEDERAL REALTY INVESTMENT TRUST

                                          By: _________________________________
                                            Steven J. Guttman
                                            Chief Executive Officer

ATTEST:

_____________________________________
Nancy J. Herman, Secretary


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

                                                                   EXHIBIT A TO
                                                                     APPENDIX A

                        FEDERAL REALTY INVESTMENT TRUST

                             DECLARATION OF TRUST

                              Dated        , 1999

  This DECLARATION OF TRUST is made as of the date set forth above by the undersigned Trustee (as defined herein) and amends and restates the Third Amended and Restated Declaration of Trust of Federal Realty Investment Trust.

                                   ARTICLE I

                                     NAME
The name of the Trust (as hereinafter defined) is:
Federal Realty Investment Trust
  Under circumstances in which the Board of Trustees of the Trust (the "Board of Trustees" or "Board") determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.

                                  ARTICLE II

                                   FORMATION

  The Trust (the "Trust") is a real estate investment trust within the meaning of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland ("Title 8"). The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the "Code").

                                  ARTICLE III

                              PURPOSES AND POWERS

  Section 3.1 Purposes. The purposes for which the Trust has been formed are to invest in and to acquire, hold, develop, redevelop, manage, administer, control, lease and dispose of interests in property, including, without limitation or obligation, engaging in business as a real estate investment trust under the Code.

  Section 3.2 Powers. The Trust has all of the powers granted to real estate investment trusts by Title 8 and all other powers set forth in the Declaration of Trust which are not inconsistent with law and are appropriate to promote and attain the purposes set forth in the Declaration of Trust.

                                  ARTICLE IV

                                RESIDENT AGENT

  The name of the resident agent of the Trust in the State of Maryland is CSC Lawyers Incorporating Service Company, whose post office address is 11 E. Chase Street, Baltimore, Maryland 21202. The resident agent is a resident of the State of Maryland. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.


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

                                   ARTICLE V

                               BOARD OF TRUSTEES

  Section 5.1 Powers. Subject to any express limitations contained in the Declaration of Trust or in the Bylaws, (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. The Declaration of Trust shall be construed with the presumption in favor of the grant of power and authority to the Board. Any construction of the Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in the Declaration of Trust or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.

  The Board, without any action by the shareholders of the Trust, shall have and may exercise, on behalf of the Trust, without limitation, the power to terminate the status of the Trust as a real estate investment trust under the Code; to determine that compliance with any restriction or limitations on ownership and transfers of shares of the Trust's beneficial interest set forth in Article VII of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; to adopt, amend and repeal Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of shares of beneficial interest of the Trust; and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

  Section 5.2 Number and Classification. Upon acceptance for record of this Declaration of Trust, the number of Trustees (hereinafter the "Trustees") is nine, which number may be increased or decreased pursuant to the Bylaws of the Trust. Except for Trustees elected solely by holders of one or more series of Preferred Shares, the Trustees shall be elected at every third annual meeting of shareholders in the manner provided in the Bylaws or, in order to fill any vacancy on the Board of Trustees, in the manner provided in the Bylaws. The names and classes of the Trustees who shall serve until the annual meeting of shareholders at which their class comes up for reelection (as provided herein) and until their successors are duly elected and qualify are:

             Name                     Class
             ----                     -----
             Samuel J. Gorlitz           I
             Mark S. Ordan               I
             George L. Perry             I
             Kenneth D. Brody           II
             A. Cornet de Ways Ruart    II
             Walter F. Loeb             II
             Dennis L. Berman          III
             Kristin Gamble            III
             Steven J. Guttman         III

  These Trustees may increase the number of Trustees and fill any vacancy, whether resulting from an increase in the number of Trustees or otherwise, on the Board of Trustees in the manner provided in the Bylaws. It shall not be necessary to list in the Declaration of Trust the names and addresses of any Trustees hereinafter elected.

  Class I Trustees shall hold office initially for a term expiring at the annual meeting of shareholders in 1999, Class II Trustees shall hold office initially for a term expiring at the annual meeting of shareholders in 2000 and Class III Trustees shall hold office initially for a term expiring at the annual meeting of shareholders in 2001, with the Trustees of each class to hold office until their successors are duly elected and qualify. At each annual meeting of shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election and until their successors are duly elected and qualify.

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

  Section 5.3 Resignation or Removal. Any Trustee may resign by written notice to the Board, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Trustees, a Trustee may be removed at any time, with cause, at a meeting of the shareholders, by the affirmative vote of the holders of not less than two-thirds of the Shares then outstanding and entitled to vote generally in the election of Trustees. For purposes of this Declaration, "cause", with respect to the removal of any Trustee, shall mean only (i) conviction of a felony, (ii) declaration of unsound mind by order of a court, (iii) gross dereliction of duty, (iv) conviction of any crime involving moral turpitude, (v) commission of an act that constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit to such Trustee and a material injury to the Trust or (vi) a unanimous determination by the remaining Trustees that "cause" exists for the removal of the Trustee.

                                  ARTICLE VI

                         SHARES OF BENEFICIAL INTEREST

  Section 6.1 Authorized Shares. The beneficial interest of the Trust shall be divided into shares of beneficial interest (the "Shares"). The Trust has authority to issue 100,000,000 common shares of beneficial interest, $.01 par value per share ("Common Shares"), and 15,000,000 preferred shares of beneficial interest, $.01 par value per share ("Preferred Shares"), of which 4,000,000 shares are Series A Cumulative Redeemable Preferred Shares (the "Series A Preferred Shares"). If shares of one class are classified or reclassified into shares of another class of shares pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of beneficial interest of all classes that the Trust has authority to issue shall not be more than the total number of shares of beneficial interest set forth in the second sentence of this paragraph. The Board of Trustees, without any action by the shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has authority to issue.

  Section 6.2 Common Shares. Subject to the provisions of Article VII, each Common Share entitles the holder thereof to one vote on each matter upon which holders of Common Shares are entitled to vote. The Board of Trustees may reclassify any unissued Common Shares from time to time in one or more classes or series of Shares.

  Section 6.3 Preferred Shares. The Board of Trustees may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more series of Shares.

  Section 6.4 Series A Preferred Shares

  Section 6.4.1 Number of Shares. The number of shares of Series A Preferred Shares is 4,000,000.

  Section 6.4.2 Definitions. In this Section 6.4, the following terms shall have the following meanings herein:

  (a) "Board of Trustees" shall mean the Board of Trustees of the Trust or any committee authorized by the Board of Trustees to perform any of its responsibilities with respect to the Series A Preferred Shares.

  (b) "Business Day" shall mean any day other than a Saturday, Sunday or day on which state or federally chartered banking institutions in New York City, New York are not required to be open.

  (c) "Call Date" shall have the meaning set forth in Section 6.4.6(b).

  (d) "Capital Gains Amount" shall have the meaning set forth in Section
6.4.3(d).

  (e) "Dividend Payment Date" shall mean the last calendar day (or, if such day is not a Business Day, the next Business Day thereafter) of each January, April, July and October, commencing on October 31, 1997.

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

  (f) "Dividend Periods" shall mean quarterly dividend periods commencing on February 1, May 1, August 1 and November 1 of each year and ending on and including the day of the next succeeding Dividend Payment Date (other than the initial Dividend Period, which shall commence on the Issue Date, and other than the Dividend Period during which any Series A Preferred Shares shall be redeemed pursuant to Section 6.4.6, which shall end on and include the Call Date with respect to the Series A Preferred Shares being redeemed).

  (g) "Fully Junior Shares" shall mean the Common Shares and any other class or series of shares of beneficial interest of the Trust now or hereafter issued and outstanding over which the Series A Preferred Shares has preference or priority in both (i) the payment of dividends and (ii) the distribution of assets on any liquidation, dissolution or winding up of the Trust.

  (h)"Issue Date" shall mean the first date on which the pertinent Series A Preferred Shares are issued and sold.

  (i) "Junior Shares" shall mean the Common Shares and any other class or series of shares of beneficial interest of the Trust now or hereafter issued and outstanding over which the Series A Preferred Shares has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Trust.

  (j) "Parity Shares" shall have the meaning set forth in Section 6.4.8(b).

  (k) "Preferred Shares" shall mean the preferred shares of the Trust, $.01 par value per share.

  (l) "Series A Preferred Shares" shall have the meaning set forth in Section
6.1.

  (m) "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Trust in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Trustees, the allocation of funds to be so paid on any series or class of shares of beneficial interest of the Trust; provided, however, that if any funds for any class or series of Junior Shares or Fully Junior Shares or any class or series of shares of beneficial interest ranking on a parity with the Series A Preferred Shares as to the payment of dividends are placed in a separate account of the Trust or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series A Preferred Shares shall mean placing such funds in such separate account or delivering such funds to a disbursing, paying or other similar agent.

  (n) "Total Dividends" shall have the meaning set forth in Section 6.4.3(d).

  (o) "Transfer Agent" means American Stock Transfer & Trust Company, or such other agent or agents of the Trust as may be designated by the Board of Trustees or their designee as the transfer agent, registrar and dividend disbursing agent for the Series A Preferred Shares.

  Section 6.4.3 Dividends.

  (a) The holders of Series A Preferred Shares shall be entitled to receive, when, as and if authorized by the Board of Trustees out of funds legally available for that purpose, cumulative, preferential dividends payable in cash at the rate of $1.9875 per annum per share. Such dividend shall begin to accrue and shall be fully cumulative from the Issue Date, whether or not in any Dividend Period or Periods there shall be funds of the Trust legally available for the payment of such dividends, and shall be payable quarterly, when, as and if authorized by the Board of Trustees, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Such dividends shall be payable in arrears to the holders of record of Series A Preferred Shares, as they appear on the stock records of the Trust at the close of business on the record date, not more than 50 nor less than 10 days preceding the relevant Dividend Payment Date, as shall be fixed by the Board of Trustees. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid on any date and for such interim periods, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 50 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment made on the Series A Preferred Shares shall first be credited against the earliest accrued but unpaid dividend due with respect to the Series A Preferred Shares which remains payable.

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

  (b) The amount of dividends referred to in Section 6.4.3(a) payable for each full Dividend Period for the Series A Preferred Shares shall be computed by dividing the annual dividend rate by four, except that the amount of dividends payable for the initial Dividend Period, and for any Dividend Period shorter than a full Dividend Period, for the Series A Preferred Shares shall be computed on the basis of the actual number of days in such Dividend Period. Holders of Series A Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or shares of stock, in excess of cumulative dividends, as herein provided, on the Series A Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Shares that may be in arrears.

  (c) Dividends on Series A Preferred Shares will accrue whether or not the Trust has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared.

  (d) If, for any taxable year, the Trust elects to designate as "capital gain dividends" (as defined in Section 857 of the Code) any portion (the "Capital Gains Amount") of the total dividends (within the meaning of the Code) paid or made available for the year to holders of all classes of shares of beneficial interest (the "Total Dividends"), then the portion of the Capital Gains Amount that shall be allocated to holders of Series A Preferred Shares shall be in the same portion that the Total Dividends paid or made available to the holders of Series A Preferred Shares for the year bears to the Total Dividends.

  (e) So long as any Series A Preferred Shares are outstanding, no dividends, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any class or series of Parity Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Shares for all Dividend Periods terminating on or prior to the dividend payment date for such class or series of Parity Shares. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon Series A Preferred Shares and all dividends declared upon any other class or series of Parity Shares shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Shares and accumulated and unpaid on such Parity Shares.

  (f) So long as any Series A Preferred Shares are outstanding, no dividends (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Fully Junior Shares) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Shares or Fully Junior Shares, nor shall any Junior Shares or Fully Junior Shares be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Shares made for purposes of any employee incentive or benefit plan of the Trust or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Trust, directly or indirectly (except by conversion into or exchange for shares of Fully Junior Shares), unless in each case (i) the full cumulative dividends on all outstanding Series A Preferred Shares and any other Parity Shares of the Trust shall have been or contemporaneously are declared and paid or declared and set apart for payment for all past Dividend Periods with respect to the Series A Preferred Shares and all past dividend periods with respect to such Parity Shares and (ii) sufficient funds shall have been or contemporaneously are declared and paid or declared and set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Shares and the current dividend period with respect to such Parity Shares.

  (g) No dividends on Series A Preferred Shares shall be authorized by the Board of Trustees or paid or set apart for payment by the Trust at such time as the terms and provisions of any agreement of the Trust, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law.

  Section 6.4.4 Liquidation Rights.

  (a) In the event of any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, before any payment or distribution of the assets of the Trust (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of the Series A Preferred Shares shall be entitled to receive Twenty Five Dollars ($25.00) per share of Series A Preferred Shares plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Trust, the assets of the Trust, or proceeds thereof, distributable among the holders of the Series A Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Shares, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series A Preferred Shares and any such other Parity Shares ratably in accordance with the respective amounts that would be payable on such Series A Preferred Shares and any such other Parity Shares if all amounts payable thereon were paid in full. For the purposes of this Section 6.4.4, (i) a consolidation or merger of the Trust with one or more corporations, real estate investment trusts, or other entities, (ii) a sale, lease or transfer of all or substantially all of the Trust's assets, or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Trust.

  (b) Subject to the rights of the holders of shares of any series or class of beneficial interest ranking on a parity with or prior to the Series A Preferred Shares upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Trust, after payment shall have been made in full to the holders of the Series A Preferred Shares, as provided in this Section 6.4.4, any other series or class of Junior Shares or Fully Junior Shares shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Shares shall not be entitled to share therein.

  Section 6.4.5 Conversion. The Series A Preferred Shares are not convertible or exchangeable for any other property or securities of the Trust.

  Section 6.4.6 Redemption at the Option of the Trust.

  (a) The Series A Preferred Shares shall not be redeemable by the Trust prior to October 6, 2002. On and after October 6, 2002, the Trust, at its option, may redeem the Series A Preferred Shares, in whole or in part at any time or from time to time, at a redemption price of Twenty-Five Dollars ($25.00) per share of Series A Preferred Shares, plus the amounts indicated in Section (b).

  (b) Upon any redemption of the Series A Preferred Shares pursuant to this
Section 6.4.6, the Trust shall pay all accrued and unpaid dividends, if any, thereon ending on or prior to the date of such redemption (the "Call Date"), without interest. If the Call Date falls after a dividend payment record date and prior to the corresponding Dividend Payment Date, then each holder of Series A Preferred Shares at the close of business on such dividend payment record date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date. Except as provided above, the Trust shall make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of Series A Preferred Shares called for redemption.

  (c) If full cumulative dividends on the Series A Preferred Shares and any other class or series of Parity Shares of the Trust have not been declared and paid or declared and set apart for payment, the Series A Preferred Shares or Parity Shares may not be redeemed under this Section 6.4.6 in part and the Trust may not purchase or acquire the Series A Preferred Shares or any Parity Shares, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of Series A Preferred Shares or Parity Shares, as the case may be.

  (d) Notice of the redemption of any Series A Preferred Shares under this
Section 6.4.6 shall be mailed by first-class mail to each holder of record of Series A Preferred Shares to be redeemed at the address of each such holder as shown on the Trust's records, not less than 30 nor more than 90 days prior to the Call Date. Neither the failure to mail any notice required by this Section 6.4.6(d), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such mailed notice shall state, as appropriate: (1) the Call Date; (2) the number of shares of Series A

Preferred Shares to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price per share; (4) the place or places at which certificates for such shares are to be surrendered; and (5) that dividends on the shares to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been mailed as aforesaid, from and after the Call Date (unless the Trust shall fail to make available an amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the Series A Preferred Shares so called for redemption shall cease to accrue, (ii) shares of such Series A Preferred Shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series A Preferred Shares of the Trust shall cease (except the right to receive cash payable under such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). The Trust's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Trust shall deposit with a bank or trust company (which may be an affiliate of the Trust) that has an office in Maryland and that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50,000,000, the amount of cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series A Preferred Shares so called for redemption. No interest shall accrue for the benefit of the holders of Series A Preferred Shares to be redeemed on any cash so set aside by the Trust. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Trust, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Trust for the payment of such cash.

  As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares so redeemed (properly endorsed or assigned for transfer, if the Trust shall so require and if the notice shall so state), such shares shall be exchanged for any cash (without interest thereon) for which such shares have been redeemed. If fewer than all the outstanding Series A Preferred Shares are to be redeemed, shares to be redeemed shall be selected by the Trust from outstanding Series A Preferred Shares not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Trust in its sole discretion to be equitable. If fewer than all the Series A Preferred Shares represented by any certificate are redeemed, then new certificates representing the unredeemed shares shall be issued without cost to the holder thereof.

  Section 6.4.7 Shares to be Retired. All Series A Preferred Shares which shall have been issued and reacquired in any manner by the Trust shall be restored to the status of authorized but unissued Preferred Shares, without designation as to class or series.

Section 6.4.8 Ranking. Any class or series of shares of beneficial interest of the Trust shall be deemed to rank:

  (a) prior to the Series A Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Shares;

  (b) on a parity with the Series A Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Shares, if the holders of such class or series of shares and the Series A Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other ("Parity Shares");

  (c) junior to the Series A Preferred Shares, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such shares shall be Junior Shares; and

  (d) junior to the Series A Preferred Shares, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, if such shares shall be Fully Junior Shares.

  Section 6.4.9 Voting. If and whenever six consecutive quarterly dividends payable on the Series A Preferred Shares or any series or class of Parity Shares shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not declared, the number of trustees then constituting the Board of Trustees shall he increased by two, and the holders of Series A Preferred Shares, together with the holders of shares of every other series of Parity Shares, voting as a single class regardless of series, shall be entitled to elect the two additional trustees to serve on the Board of Trustees at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of the Series A Preferred Shares and the Parity Shares called as hereinafter provided. Whenever all arrears in dividends on the Series A Preferred Shares and the Parity Shares then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series A Preferred Shares and the Parity Shares to elect such additional two trustees shall immediately cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six consecutive quarterly dividends), and the terms of office of all persons elected as trustees by the holders of the Series A Preferred Shares and the Parity Shares shall immediately terminate and the number of the Board of Trustees shall be reduced accordingly. At any time after such voting rights shall have been so vested in the holders of Series A Preferred Shares and the Parity Shares, the secretary of the Trust may, and upon the written request of any holder of Series A Preferred Shares (addressed to the secretary at the principal office of the Trust) shall, call a special meeting of the holders of the Series A Preferred Shares and of the Parity Shares for the election of the two trustees to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Trust for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the secretary within 20 days after receipt of any such request, then any holder of Series A Preferred Shares may call such meeting, upon the notice above provided, and for that purchase shall have access to the share records of the Trust. The trustees elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the trustees elected by the holders of the Series A Preferred Shares and the Parity Shares, a successor shall be elected by the Board of Trustees, upon the nomination of the then remaining trustee elected by the holders of the Series A Preferred Shares and the Parity Shares or the successor of such remaining trustee, to serve until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as provided above.

  So long as any Series A Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Declaration, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of the Series A Preferred Shares and the Parity Shares, at the time outstanding, acting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

  (a) Any amendment, alteration or repeal of any of the provisions of the Declaration that materially and adversely affects the voting powers, rights or preferences of the holders of the Series A Preferred Shares or the Parity Shares; provided, however, that the amendment of the provisions of the Declaration so as to authorize or create or to increase the authorized amount of shares of any class of any Fully Junior Shares or Junior Shares that are not senior in any respect to the Series A Preferred Shares, or any shares of any class ranking on a parity with the Series A Preferred Shares or the Parity Shares, shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series A Preferred Shares; and provided further, that if any such amendment, alteration or repeal would materially and adversely affect any voting powers, rights or preferences of the Series A Preferred Shares or another series of Parity Shares that are not enjoyed by some or all of the other series otherwise entitled to vote in accordance herewith, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all series similarly affected, similarly given, shall be required in lieu of the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of the Series A Preferred Shares and the Parity Shares otherwise entitled to vote in accordance herewith; or

  (b) A share exchange that affects the Series A Preferred Shares, a consolidation with or merger of the Trust into another entity, or a consolidation with or merger of another entity into the Trust, unless in each such case each share of Series A Preferred Shares (i) shall remain outstanding without a material and adverse change to its terms and rights or (ii) shall be converted into or exchanged for preferred stock of the surviving entity having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption thereof identical to that of a share of Series A Preferred Shares (except for changes that do not materially and adversely affect the holders of the Series A Preferred Shares); or

  (c) The authorization or creation of, or the increase in the authorized amount of, any shares of any class, or any security convertible into shares of any class, ranking prior to the Series A Preferred Shares in the distribution of assets on any liquidation, dissolution or winding up of the Trust or in the payment of dividends; provided, however, that no such vote of the holders of Series A Preferred Shares shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible securities is to be made, as the case may be, provision is made for the redemption of all Series A Preferred Shares at the time outstanding.

  For purposes of the foregoing provisions of this Section 6.4.9, each share of Series A Preferred Shares shall have one vote per share, except that when shares of any other series of Preferred Shares shall have the right to vote with the Series A Preferred Shares as a single class on any matter, then the Series A Preferred Shares and such other series shall have with respect to such matters one vote per $25.00 of stated liquidation preference. Except as otherwise required by applicable law or as set forth herein, the Series A Preferred Shares shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

  Section 6.4.10 Record Holders. The Trust and the Transfer Agent may deem and treat the record holder of any Series A Preferred Shares as the true and lawful owner thereof for all purposes, and neither the Trust nor the Transfer Agent shall be affected by any notice to the contrary.

  Section 6.4.11 Sinking Fund. The Series A Preferred Shares shall not be entitled to the benefits of any retirement or sinking fund.

  Section 6.5 Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board of Trustees by resolution shall (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set, subject to the provisions of Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the "SDAT"). Any of the terms of any class or series of Shares set pursuant to clause (c) of this Section 6.5 may be made dependent upon facts ascertainable outside the Declaration of Trust (including the occurrence of any event, including a determination or action by the Trust or any other person or body) and may vary among holders thereof, provided that the manner in which such facts or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.

  Section 6.6 Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a Share split or Share dividend), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the Bylaws of the Trust.

  Section 6.7 Dividends and Distributions. The Trust may pay any dividend or make any other distribution to the shareholders as authorized in the Declaration or by the Board of Trustees if, after giving effect to the dividend or distribution, the Trust would be able to pay its debts as they become due in the usual course of its business. The Board of Trustees may from time to time authorize the trust to pay to shareholders such dividends or distributions in cash or other assets of the Trust or in securities of the Trust or from any other source as the Board of Trustees in its discretion shall determine. The Board of Trustees shall endeavor to authorize the Trust to pay such dividends and distributions as shall be necessary for the Trust to qualify as a real estate investment trust under the Code; however, shareholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared by the Trust. The exercise of the powers and rights of the Board of Trustees pursuant to this Section 6.7 shall be subject to the provisions of any class or series of Shares at the time outstanding. Notwithstanding any other provision in the Declaration of Trust, no determination shall be made by the Board of Trustees nor shall any transaction be entered into by the Trust which would cause any Shares or other beneficial interest in the Trust not to constitute "transferable shares" or "transferable certificates of beneficial interest" under Section 856(a)(2) of the Code or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

  Section 6.8 General Nature of Shares. All Shares shall be personal property entitling the shareholders only to those rights provided in the Declaration of Trust. The shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the property of the Trust. The death of a shareholder shall not terminate the Trust. The Trust is entitled to treat as shareholders only those persons in whose names Shares are registered as holders of Shares on the beneficial interest ledger of the Trust.

  Section 6.9 Fractional Shares. The Trust may, without the consent or approval of any shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

  Section 6.10 Declaration and Bylaws. All shareholders are subject to the provisions of the Declaration of Trust and the Bylaws of the Trust.

  Section 6.11 Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding Shares of any class or series of beneficial interest, without a vote of shareholders, so long as the number of Shares combined into one Share in any such combination or series of combinations within any period of twelve months is not greater than five.

                                  ARTICLE VII

                RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

  Section 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

  Aggregate Share Ownership Limit. The term "Aggregate Share Ownership Limit" shall mean not more than 9.8 percent in value of the aggregate of the outstanding Equity Shares. The value of the outstanding Equity Shares shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.

  Beneficial Ownership. The term "Beneficial Ownership" shall mean ownership of Equity Shares by a Person, whether the interest in Equity Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

  Business Day. The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

  Charitable Beneficiary. The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

  Charitable Trust. The term "Charitable Trust" shall mean any trust provided for in Section 7.3.1.

  Common Share Ownership Limit. The term "Common Share Ownership Limit" shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate number of the outstanding Common Shares. The number and value of outstanding Common Shares shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.

  Constructive Ownership. The term "Constructive Ownership" shall mean ownership of Equity Shares by a Person, whether the interest in Equity Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

  Declaration of Trust. The term "Declaration of Trust" shall mean this Declaration of Trust as accepted for record by the SDAT, and any amendments thereto.

  Equity Shares. The term "Equity Shares" shall mean Shares of all classes or series, including, without limitation, Common Shares and Preferred Shares.

  Excepted Holder. The term "Excepted Holder" shall mean a shareholder of the Trust for whom an Excepted Holder Limit is created by this Article VII or by the Board of Trustees pursuant to Section 7.2.7.

  Excepted Holder Limit. The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 7.2.7, and subject to adjustment pursuant to Section 7.2.8, the percentage limit established by the Board of Trustees pursuant to Section 7.2.7.

  Initial Date. The term "Initial Date" shall mean the date upon which this Declaration of Trust containing this Article VII is accepted for record by the SDAT.

  Market Price. The term "Market Price" on any date shall mean, with respect to any class or series of outstanding Equity Shares, the Closing Price for such Equity Shares on such date. The "Closing Price" on any date shall mean the last sale price for such Equity Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Equity Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Shares are listed or admitted to trading or, if such Equity Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Equity Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Shares selected by the Board of Trustees or, in the event that no trading price is available for such Equity Shares, the fair market value of Equity Shares, as determined in good faith by the Board of Trustees, which determination shall be conclusive for all purposes hereof.

  NYSE. The term "NYSE" shall mean the New York Stock Exchange.

  Person. The term "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

  Prohibited Owner. The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own or Constructively Own Equity Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Equity Shares that the Prohibited Owner would have so owned.

  REIT. The term "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.

  Restriction Termination Date. The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Equity Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

  SDAT. The term "SDAT" shall mean the State Department of Assessments and Taxation of Maryland.

  Transfer. The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Equity Shares or the right to vote or receive dividends on Equity Shares, including
(a) the granting or exercise of any option (or any disposition of any option),
(b) any disposition of any securities or rights convertible into or exchangeable for Equity Shares or any interest in Equity Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Equity Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

  Trustee. The term "Trustee" shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.

  Section 7.2 Equity Shares.

  Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

  (a) Basic Restrictions.

  (i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Equity Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder.

  (ii) No Person shall Beneficially or Constructively Own Equity Shares to the extent that such Beneficial or Constructive Ownership of Equity Shares would result in the Trust being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

  (iii) Notwithstanding any other provisions contained herein (but subject to Section 7.4), any Transfer of Equity Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Equity Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Equity Shares.

  (b) Transfer in Trust. If any Transfer of Equity Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Shares in violation of
Section 7.2.1(a)(i) or (ii),

  (i) then that number of Equity Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii)(rounded to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Equity Shares; or

  (ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of
Section 7.2.1(a)(i) or (ii), then the Transfer of that number of Equity Shares that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Equity Shares.

  Section 7.2.2 Remedies for Breach. If the Board of Trustees or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section
7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Equity Shares in violation of
Section 7.2.1 (whether or not such violation is intended), the Board of Trustees or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Equity Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or a committee thereof.

  Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Equity Shares that will or may violate Section 7.2.1(a), or any Person who would have owned Equity Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust's status as a REIT.

  Section 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

  (a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Equity Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Equity Shares and other Equity Shares Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit.

  (b) each Person who is a Beneficial or Constructive Owner of Equity Shares and each Person (including the shareholder of record) who is holding Equity Shares for a Beneficial or Constructive Owner shall provide to the

Trust such information as the Trust may request, in good faith, in order to determine the Trust's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

  Section 7.2.5 Remedies Not Limited. Subject to Section 5.1 of the Declaration of Trust, nothing contained in this Section 7.2 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust's status as a REIT.

  Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Trustees shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event
Section 7.2 or 7.3 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

  Section 7.2.7 Exceptions.

  (a) Subject to Section 7.2.1(a)(ii), the Board of Trustees, in its sole discretion, may exempt a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

  (i) the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of such Equity Shares will violate

  Section 7.2.1(a)(ii);

  (ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Trust (or a tenant of any entity owned or controlled by the Trust) that would cause the Trust to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Trust (or an entity owned or controlled by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Trustees, rent from such tenant would not adversely affect the Trust's ability to qualify as a REIT, shall not be treated as a tenant of the Trust); and

  (iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such Equity Shares being automatically transferred to a Charitable Trust in accordance with Sections 7.2.1(b) and 7.3.

  (b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

  (c) Subject to Section 7.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Equity Shares (or securities convertible into or exchangeable for Equity Shares) may Beneficially Own or Constructively Own Equity Shares (or securities convertible into or exchangeable for Equity Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

  (d) The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

  Section 7.2.8 Increase in Aggregate Share Ownership and Common Share Ownership Limits. The Board of Trustees may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit.

  Section 7.2.9 Legend. Each certificate for Equity Shares issued after the effective date of this Declaration as accepted for record by the SDAT shall bear substantially the following legend:

  The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Trust's maintenance of its status as a Real Estate Investment Trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Trust's Declaration of Trust, (i) no Person may Beneficially or Constructively Own Common Shares of the Trust in excess of 9.8 percent (in value or number of shares) of the outstanding Common Shares of the Trust unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Equity Shares of the Trust in excess of 9.8 percent of the value of the total outstanding Equity Shares of the Trust, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Equity Shares that would result in the Trust being "closely held" under
  Section 856(h) of the Code or otherwise cause the Trust to fail to qualify as a REIT; and (iv) no Person may Transfer Equity Shares if such Transfer would result in Equity Shares of the Trust being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Equity Shares which cause or will cause a Person to Beneficially or Constructively Own Equity Shares in excess or in violation of the above limitations must immediately notify the Trust. If any of the restrictions on transfer or ownership are violated, the Equity Shares represented hereby will be automatically transferred to a Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Trust's Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Shares of the Trust on request and without charge.

  Instead of the foregoing legend, the certificate may state that the Trust will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.

  Section 7.3 Transfer of Equity Shares in Trust.

  Section 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of Equity Shares to a Charitable Trust, such Equity Shares shall be deemed to have been transferred to the Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.3.6.

  Section 7.3.2 Status of Shares Held by the Trustee. Equity Shares held by the Trustee shall be issued and outstanding Equity Shares of the Trust. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.

  Section 7.3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Equity Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Equity Shares have been transferred to the Trustee shall be paid with respect to such Equity Shares to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Equity Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Equity Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible trust action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Equity Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

  Section 7.3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Trust that Equity Shares have been transferred to the Charitable Trust, the Trustee of the Charitable Trust shall sell the shares held in the Charitable Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Equity Shares have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

  Section 7.3.5 Purchase Right in Shares Transferred to the Trustee. Equity Shares transferred to the Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Trustee has sold the shares held in the Charitable Trust pursuant to Section 7.3.4. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

  Section 7.3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Equity Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

  Section 7.4 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

  Section 7.5 Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

  Section 7.6 Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

                                 ARTICLE VIII

                                 SHAREHOLDERS

  Section 8.1 Meetings. There shall be an annual meeting of the shareholders, to be held on proper notice at such time (after the delivery of the annual report) and convenient location as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Trustees, if required, and for the transaction of any other business within the powers of the Trust. Except as otherwise provided in the Declaration of Trust, special meetings of shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.

  Section 8.2 Voting Rights. Subject to the provisions of any class or series of Shares then outstanding, the shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 5.2 and the removal of Trustees as provided in Section 5.3; (b) amendment of the Declaration of Trust as provided in Article X; (c) termination of the Trust as provided in Section 12.2; (d) to the extent required by Title 8, merger or consolidation of the Trust, or the sale or disposition of substantially all of the property of the Trust, as provided in Article XI; and (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the shareholders at any meeting shall in any way bind the Board of Trustees.

  Section 8.3 Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.5, or as may otherwise be provided by contract, no holder of Shares shall, as such holder, (a) have any preemptive right to purchase or subscribe for any additional Shares of the Trust or any other security of the Trust which it may issue or sell or (b), except as expressly required by Title 8, have any right to require the Trust to pay him the fair value of his Shares in an appraisal or similar proceeding.

  Section 8.4 Extraordinary Actions. Except as specifically provided in
Section 5.3 (relating to removal of Trustees) and in Section 10.3, notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

  Section 8.5 Board Approval. The submission of any action to the shareholders for their consideration shall first be approved by the Board of Trustees.

  Section 8.6 Action By Shareholders without a Meeting. Any action by Shareholders may be taken without a meeting, if a majority of Shares entitled to vote on the matter (or such larger proportion of Shares as shall be required to take such action) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders.

                                  ARTICLE IX

                     LIABILITY LIMITATION, INDEMNIFICATION
                        AND TRANSACTIONS WITH THE TRUST

  Section 9.1 Limitation of Shareholder Liability. No shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Trust by reason of his being a shareholder.

  Section 9.2 Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages. Neither the amendment nor repeal of this
Section 9.2, nor the adoption or amendment of any other provision of the Declaration of Trust inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received; or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

  Section 9.3 Indemnification. The Trust shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former shareholder, Trustee or officer of the Trust or (b) any individual who, while a Trustee of the Trust and at the request of the Trust, serves or has served as a director, officer, partner, trustee, employee or agent of another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of such status. The Trust shall have the power, with the approval of its Board of Trustees, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust.

  Section 9.4 Transactions Between the Trust and its Trustees, Officers, Employees and Agents. Subject to any express restrictions in the Declaration of Trust or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.

                                   ARTICLE X

                                  AMENDMENTS

  Section 10.1 General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Declaration of Trust, of any Shares. All rights and powers conferred by the Declaration of Trust on shareholders, Trustees and officers are granted subject to this reservation. An amendment to the Declaration of Trust (a) shall be signed and acknowledged by at least a majority of the Trustees, or an officer duly authorized by at least a majority of the Trustees, (b) shall be filed for record as provided in Section 13.5 and (c) shall become effective as of the later of the time the SDAT accepts the amendment for record or the time established in the amendment, not to exceed 30 days after the amendment is accepted for record. All references to the Declaration of Trust shall include all amendments thereto.

  Section 10.2 By Trustees. The Trustees may amend the Declaration of Trust from time to time, in the manner provided by Title 8, without any action by the shareholders, to qualify as a real estate investment trust under the Code or under Title 8 and as otherwise provided in the Declaration of Trust.

  Section 10.3 By Shareholders.

  (a) Except as otherwise provided in the Declaration of Trust and in subsection (b) of this Section 10.3, any amendment to the Declaration of Trust shall be valid only if approved by the affirmative vote of two-thirds of all votes entitled to be cast on the matter.

  (b) Any amendment to the Declaration of Trust which has been unanimously approved by the Board of Trustees shall require only the affirmative vote of a majority of all votes entitled to be cast on the matter.

                                  ARTICLE XI

                MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY

  Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust with or into another entity or merge another entity into the Trust, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the property of the Trust. Any such action must be approved by the Board of Trustees and, after notice to all shareholders entitled to vote on the matter, by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

                                  ARTICLE XII

                       DURATION AND TERMINATION OF TRUST

  Section 12.1 Duration. The Trust shall continue perpetually unless terminated pursuant to Section 12.2 or pursuant to any applicable provision of Title 8.

  Section 12.2 Termination.

  (a) Subject to the provisions of any class or series of Shares at the time outstanding, after approval by a majority of the entire Board of Trustees, the Trust may be terminated at any meeting of shareholders, by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. Upon the termination of the Trust:

  (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

  (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust's contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business.

  (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust among the shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

  (b) After termination of the Trust, the liquidation of its business and the distribution to the shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust's records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all shareholders shall cease.

                                 ARTICLE XIII

                                 MISCELLANEOUS

  Section 13.1 Governing Law. The Declaration of Trust is executed by the undersigned Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

  Section 13.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any person dealing with the Trust if executed by the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or shareholders; (b) the due authorization of the execution of any document;
(c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Trustees or shareholders; (d) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to the Declaration of Trust; (f) the termination of the Trust; or
(g) the existence of any fact relating to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trust on its behalf or by any officer, employee or agent of the Trust.

  Section 13.3 Severability.

  (a) The provisions of the Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the Code, Title 8 or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of the Declaration of Trust, even without any amendment of the Declaration of Trust pursuant to Article X and without affecting or impairing any of the remaining provisions of the Declaration of Trust or rendering invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board shall amend the Declaration of Trust in the manner provided in Section 10.2.

  (b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

  Section 13.4 Construction. In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of the Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made by the Trustees or officers, to the extent appropriate and not inconsistent with the Code or Title 8, to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the Corporations and Associations Article of the Annotated Code of Maryland, the Trust shall be included within the definition of "corporation" for purposes of such provisions.

  Section 13.5 Recordation. The Trust was formerly governed by the laws of the District of Columbia pursuant to a Declaration of Trust, dated May 25, 1962, as subsequently amended. This Declaration of Trust has been filed with and accepted for record by the SDAT and any amendment hereto shall be filed with and accepted for record with the SDAT and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record the Declaration of Trust or any amendment hereto in any office other than in the SDAT shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment hereto. A restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.

  Section 13.6 Share Certificates. Certificates for Shares of beneficial interest issued prior to the date of acceptance for record of this Declaration of Trust by the SDAT shall continue to represent shares after such date.

  This Declaration of Trust is executed by the Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

  IN WITNESS WHEREOF, this Declaration of Trust has been executed on this day of , 1999 by the undersigned Trustees, who acknowledge that this document is their act, that to the best of their knowledge, information, and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.

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                                     A-23

                                                                     APPENDIX B

                        FEDERAL REALTY INVESTMENT TRUST

                                    BYLAWS

                                   ARTICLE I

                                    OFFICES

  Section 1. PRINCIPAL OFFICE. The principal office of the Trust shall be located at such place or places as the Trustees may designate.

  Section 2. ADDITIONAL OFFICES. The Trust may have additional offices at such places as the Board of Trustees may from time to time determine or the business of the Trust may require.

                                  ARTICLE II

                           MEETINGS OF SHAREHOLDERS

  Section 1. PLACE. All meetings of shareholders shall be held at the principal executive office of the Trust or at such other place within the United States as shall be stated in the notice of the meeting.

  Section 2. ANNUAL MEETING. An annual meeting of the shareholders for the election of Trustees and the transaction of any business within the powers of the Trust shall be held during the month of May of each year, after the delivery of the annual report, referred to in Section 12 of this Article II, at a convenient location and on proper notice, on a date and at the time set by the Trustees, beginning with the year 1999. Failure to hold an annual meeting does not invalidate the Trust's existence or affect any otherwise valid acts of the Trust.

  Section 3. SPECIAL MEETINGS. The president or one-third of the Trustees may call special meetings of the shareholders. Special meetings of shareholders shall also be called by the secretary upon the written request of the holders of shares entitled to cast not less than a twenty-five percent of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The secretary shall inform such shareholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment by such shareholders to the Trust of such costs, the secretary shall give notice to each shareholder entitled to notice of the meeting. Unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders held during the preceding twelve months.

  Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of shareholders, the secretary shall give to each shareholder entitled to vote at such meeting and to each shareholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail or by presenting it to such shareholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at his post office address as it appears on the records of the Trust, with postage thereon prepaid.

  Section 5. SCOPE OF NOTICE. Any business of the Trust may be transacted at an annual meeting of shareholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of shareholders except as specifically designated in the notice.

  Section 6. ORGANIZATION. At every meeting of the shareholders, the Chief Executive Officer, if there be one, shall conduct the meeting or, in the case of vacancy in office or absence of the Chief Executive Officer, one of the following officers present shall conduct the meeting in the order stated: the President, the Executive Officers (as defined in Article V,
Section 6) in their order of rank and seniority, or a Chairman chosen by the shareholders entitled to cast a majority of the votes which all shareholders present in person or by proxy are entitled to cast, shall act as Chairman, and the Secretary, or, in his absence, an assistant secretary, or in the absence of both the Secretary and assistant secretaries, a person appointed by the Chief Executive Officer shall act as Secretary.

  Section 7. QUORUM. At any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Declaration of Trust for the vote necessary for the adoption of any measure. The shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

  Section 8. VOTING. A plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee. Each share may be voted for as many individuals as there are Trustees to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required herein or by statute or by the Declaration of Trust. Unless otherwise provided in the Declaration of Trust, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

  Section 9. PROXIES. A shareholder may cast the votes entitled to be cast by the shares owned of record by him either in person or by proxy executed by the shareholder or by his duly authorized agent in any manner allowed by law. Such proxy shall be filed with the secretary of the Trust before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

  Section 10. VOTING OF SHARES BY CERTAIN HOLDERS. Shares of the Trust registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the governing board of such corporation or other entity or agreement of the partners of the partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such shares. Any trustee or other fiduciary may vote shares registered in his name as such fiduciary, either in person or by proxy.

  Shares of the Trust directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

  The Trustees may adopt by resolution a procedure by which a shareholder may certify in writing to the Trust that any shares registered in the name of the shareholder are held for the account of a specified person other than the shareholder. The resolution shall set forth the class of shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the share transfer books, the time after the record date or closing of the share transfer books within which the certification must be received by the Trust; and any other provisions with respect to the procedure which the Trustees consider necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the shareholder of record of the specified shares in place of the shareholder who makes the certification.

  Notwithstanding any other provision contained herein or in the Declaration of Trust or these Bylaws, Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute) shall not apply to any acquisition by any person of shares of beneficial interest of the Trust. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

  Section 11. INSPECTORS. At any meeting of shareholders, the chairman of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.

  Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

  Section 12. REPORTS TO SHAREHOLDERS.

(a) The Trustees shall submit to the shareholders at or before the annual meeting of shareholders a report of the business and operations of the Trust during such fiscal year, containing a balance sheet and a statement of income and surplus of the Trust, accompanied by the certification of an independent certified public accountant, and such further information as the Trustees may determine is required pursuant to any law or regulation to which the Trust is subject. Within the earlier of 20 days after the annual meeting of shareholders or 120 days after the end of the fiscal year of the Trust, the Trustees shall place the annual report on file at the principal office of the Trust and with any governmental agencies as may be required by law and as the Trustees may deem appropriate.

(b) Not later than 45 days after the end of each of the first three quarterly periods of each fiscal year, the Trustees shall deliver or cause to be delivered an interim report to the shareholders containing unaudited financial statements for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, and such further information as the Trustees may determine is required pursuant to any law or regulation to which the Trust is subject.

  Section 13. NOMINATIONS AND PROPOSALS BY SHAREHOLDERS.

(a) Annual Meetings of Shareholders. (1) Nominations of persons for election to the Board of Trustees and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Trust's notice of meeting, (ii) by or at the direction of the Trustees or (iii) by any shareholder of the Trust who was a shareholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

(2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph (a) (1) of this Section 13, the shareholder must have given timely notice thereof in writing to the secretary of the Trust and such other business must otherwise be a proper matter for action by shareholders. To be timely, a shareholder's notice shall be delivered to the secretary at the principal executive offices of the Trust not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust has not previously held an annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner and (y) the number of each class of shares of the Trust which are owned beneficially and of record by such shareholder and such beneficial owner.

(3) Notwithstanding anything in the second sentence of paragraph (a) (2) of this Section 13 to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Trust not later than the close of business on the tenth day following the day on which such public announcement is first made by the Trust.

(b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting. Nominations of persons for election to the Board of Trustees may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to the Trust's notice of meeting, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any shareholder of the Trust who was a shareholder of record both at the time of giving of notice provided for in this Section 13(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(b). In the event the Trust calls a special meeting of shareholders for the purpose of electing one or more Trustees to the Board of Trustees, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Trust's notice of meeting, if the shareholder's notice containing the information required by paragraph (a) (2) of this Section 13 shall be delivered to the secretary at the principal executive offices of the Trust not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Trustees to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above.

(c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 shall be eligible to serve as Trustees and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such nomination or proposal shall be disregarded.

(2) For purposes of this Section 13, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to
    Section 13, 14 or 15(d) of the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Section 13, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any rights of shareholders to request inclusion of proposals in, nor the right of the Trust to omit a proposal from, the Trust's proxy statement pursuant to Rule 14a-8 under the Exchange Act.


  Section 14. INFORMAL ACTION BY SHAREHOLDERS.

(a) Any action by Shareholders may be taken without a meeting, if a majority of Shares entitled to vote on the matter (or such larger proportion of Shares as shall be required to take such action) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders.

(b) In order that the Trust may determine the shareholders entitled to consent to action in writing without a meeting, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees. Any shareholder of record seeking to have the shareholders authorize or take action by written consent shall, by written notice to the Secretary of the Trust, request the Board of Trustees to fix a record date. The Board of Trustees shall promptly, but in all events within ten (10) days of the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Trustees within ten
    (10) days of the date on which such a request is received and no prior action by the Board of Trustees is required by applicable law, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Trust by delivery to its registered office in the State of Maryland, its principal place of business, or an officer or agent of the Trust having custody of the book in which proceedings of shareholders meetings are recorded, in each case to the attention of the Secretary of Trust. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Trustees within ten (10) days of the date on which such a request is received and prior action by the Board of Trustees is required by applicable law, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Trustees adopts the resolution taking such prior action.

  Section 15. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

                                  ARTICLE III

                                    TRUSTEES

  Section 1. GENERAL POWERS; QUALIFICATIONS; TRUSTEES HOLDING OVER. The business and affairs of the Trust shall be managed under the direction of its Board of Trustees. A Trustee shall be an individual at least 21 years of age who is not under legal disability. In case of failure to elect Trustees at an annual meeting of the shareholders, the Trustees holding over shall continue to direct the management of the business and affairs of the Trust until their successors are elected and qualify.

  Section 2. NUMBER. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Trustees may establish, increase or decrease the number of Trustees.

  Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Trustees shall be held immediately after and at the same place as the annual meeting of shareholders, no notice other than this Bylaw being necessary. The Trustees may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Trustees without other notice than such resolution.

  Section 4. SPECIAL MEETINGS. Special meetings of the Trustees may be called by or at the request of the chairman of the board or the president or by a majority of the Trustees then in office. The person or persons authorized to call special meetings of the Trustees may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Trustees called by them.

  Section 5. NOTICE. Notice of any special meeting shall be given by written notice delivered personally, telegraphed, facsimile-transmitted or mailed to each Trustee at his business or residence address. Personally delivered or telegraphed notices shall be given at least two days prior to the meeting. Notice by mail shall be given at least five days prior to the meeting. Telephone or facsimile-transmission notice shall be given at least 24 hours prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to be given when the telegram is delivered to the telegraph company. Telephone notice shall be deemed given when the Trustee is personally given such notice in a telephone call to which he is a party. Facsimile-transmission notice shall be deemed given upon completion of the transmission of the message to the number given to the Trust by the Trustee and receipt of a completed transmission report confirming delivery. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.

  Section 6. QUORUM. A majority of the Trustees shall constitute a quorum for transaction of business at any meeting of the Trustees, provided that, if less than a majority of such Trustees are present at said meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Declaration of Trust or these Bylaws, the vote of a majority of a particular group of Trustees is required for action, a quorum must also include a majority of such group.

  The Trustees present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Trustees to leave less than a quorum.

  Section 7. VOTING. The action of the majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Trustees, unless the concurrence of a greater proportion is required for such action by applicable statute.

  Section 8. TELEPHONE MEETINGS. Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

  Section 9. INFORMAL ACTION BY TRUSTEES. Any action required or permitted to be taken at any meeting of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each Trustee and such written consent is filed with the minutes of proceedings of the Trustees.

  Section 10. VACANCIES. If for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Trust or affect these Bylaws or the powers of the remaining Trustees hereunder (even if fewer than 3 Trustees remain). Any vacancy (including a vacancy created by an increase in the number of Trustees) shall be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the Trustees. Any individual so elected as Trustee shall serve for the unexpired term of the Trustee he is replacing.

  Section 11. COMPENSATION; FINANCIAL ASSISTANCE.

(a) Compensation. Trustees shall not receive any stated salary for their services as Trustees but, by resolution of the Trustees, may receive compensation per year and/or per meeting and/or per visit to real property owned or to be acquired by the Trust and for any service or activity they performed or engaged in as Trustees. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Trustees or of any committee thereof; and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Trustees; but nothing herein contained shall be construed to preclude any Trustees from serving the Trust in any other capacity and receiving compensation therefor.

(b) Financial Assistance to Trustees. The Trust may lend money to, guarantee an obligation of or otherwise assist a Trustee or a trustee of its direct or indirect subsidiary. The loan, guarantee or other assistance may be with or without interest, unsecured, or secured in any manner that the Board of Trustees approves, including a pledge of Shares.

  Section 12. REMOVAL OF TRUSTEES. The shareholders may, at any time, remove any Trustee in the manner provided in the Declaration of Trust.

  Section 13. LOSS OF DEPOSITS. No Trustee shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or shares have been deposited.

  Section 14. SURETY BONDS. Unless required by law, no Trustee shall be obligated to give any bond or surety or other security for the performance of any of his duties.

  Section 15. RELIANCE. Each Trustee, officer, employee and agent of the Trust shall, in the performance of his duties with respect to the Trust, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.

  Section 16. INTERESTED TRUSTEE TRANSACTIONS. Section 2-419 of the Maryland General Corporation Law (the "MGCL") shall be available for and apply to any contract or other transaction between the Trust and any of its Trustees or between the Trust and any other trust, corporation, firm or other entity in which any of its Trustees is a trustee or director or has a material financial interest.

  Section 17. CERTAIN RIGHTS OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS. The Trustees shall have no responsibility to devote their full time to the affairs of the Trust. Any Trustee or officer, employee or agent of the Trust (other than a full-time officer, employee or agent of the Trust), in his personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar or in addition to those of or relating to the Trust.

                                  ARTICLE IV

                                  COMMITTEES

  Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Trustees may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee and other committees, composed of two or more Trustees, to serve at the pleasure of the Trustees.

  Section 2. POWERS. The Trustees may delegate to committees appointed under
Section 1 of this Article any of the powers of the Trustees, except as prohibited by law.

  Section 3. MEETINGS. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Trustee to act in the place of such absent member. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees.

  One-third, but not less than two, of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The Board of Trustees may designate a chairman of any committee, and such chairman or any two members of any committee may fix the time and place of its meetings unless the Board shall otherwise provide. In the absence or disqualification of any member of any such committee, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another Trustee to act at the meeting in the place of such absent or disqualified members.

  Each committee shall keep minutes of its proceedings and shall report the same to the Board of Trustees at the next succeeding meeting, and any action by the committee shall be subject to revision and alteration by the Board of Trustees, provided that no vested or contractual rights of third persons shall be affected by any such revision or alteration.

  Section 4. TELEPHONE MEETINGS. Members of a committee of the Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

  Section 5. INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

  Section 6. VACANCIES. Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

                                   ARTICLE V

                                   OFFICERS

  Section 1. GENERAL PROVISIONS. The officers of the Trust shall include a president, a secretary and a treasurer and may include a chief executive officer, a chief operating officer, a chief financial officer, one or more vice presidents, one or more assistant secretaries and one or more assistant treasurers. In addition, the Trustees may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Trust shall be elected at such intervals as the Trustees may determine. Each officer shall hold office until his successor is elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. In their discretion, the Trustees may leave unfilled any office except that of president and secretary. Election of an officer or agent shall not of itself create contract rights between the Trust and such officer or agent.

  Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Trust may be removed at any time by the affirmative vote of two-thirds of the full Board of Trustees taken at any regular or special meeting of the Trustees if in their judgment the best interests of the Trust would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Trust may resign at any time by giving written notice of his resignation to the Trustees, the chairman of the board, the president or the secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Trust.

  Section 3. VACANCIES. A vacancy in any office may be filled by the Trustees for the balance of the term.

  Section 4. CHIEF EXECUTIVE OFFICER. The Trustees may designate a chief executive officer from among the elected officers. The chief executive officer shall have responsibility for implementation of the policies of the Trust, as determined by the Trustees, and for the administration of the business affairs of the Trust. The chief executive officer shall preside over the meetings of the Trustees and of the shareholders at which he shall be present.

  Section 6. PRESIDENT. In the absence of the chief executive officer, the president shall preside over the meetings of the Trustees and of the shareholders at which he shall be present. In the absence of a designation of a chief executive officer by the Trustees, the president shall be the chief executive officer and shall be ex officio a member of all committees that may, from time to time, be constituted by the Trustees. The president may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Trustees from time to time.

  Section 7. EXECUTIVE OFFICERS. In the absence of the president or in the event of a vacancy in such office, the executive officer (or in the event there be more than one executive officer, the executive officers in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to him by the president or by the Trustees. The Trustees may designate one or more executive officers for particular areas of responsibility.

  Section 8. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the shareholders, the Trustees and committees of the Trustees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the trust records and of the seal of the Trust; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) have general charge of the share transfer books of the Trust; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Trustees.

  Section 9. TREASURER. The treasurer shall have the custody of the funds and securities of the Trust and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Trust and shall deposit all moneys and other valuable effects in the name and to the credit of the Trust in such depositories as may be designated by the Trustees.

  He shall disburse the funds of the Trust in accordance with the authority granted by the Trustees, taking proper vouchers for such disbursements, and shall render to the president and Trustees, whenever they may require it, an account of all his transactions as treasurer and of the financial condition of the Trust.

  If required by the Trustees, he shall give the Trust a bond in such sum and with such surety or sureties as shall be satisfactory to the Trustees for the faithful performance of the duties of his office and for the restoration to the Trust, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his possession or under his control belonging to the Trust.

  Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Trustees. The assistant treasurers shall, if required by the Trustees, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Trustees.

  Section 13. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Trustees and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a Trustee.

                                  ARTICLE VI

                     CONTRACTS, LOANS, CHECKS AND DEPOSITS

  Section 1. CONTRACTS. The Trustees may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Trust and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the Trustees or by an authorized person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees.

  Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer or agent of the Trust in such manner as shall from time to time be determined by the Trustees.

  Section 3. DEPOSITS. All funds of the Trust not otherwise employed shall be deposited from time to time to the credit of the Trust in such banks, trust companies or other depositories as the Trustees may designate. If the Trustees fail to designate a depository, the Chief executive Officer may do so.

                                  ARTICLE VII

                                    SHARES

  Section 1. CERTIFICATES. Each shareholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of beneficial interests held by him in the Trust. Each certificate shall be signed by the chief executive officer, the president or an executive officer and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Trust. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Trust shall, from time to time, issue several classes of shares, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Trust, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Trust may set forth upon the face or back of the certificate a statement that the Trust will furnish to any shareholder, upon request and without charge, a full statement of such information.

  Section 2. TRANSFERS. Certificates shall be treated as negotiable and title thereto and to the shares they represent shall be transferred by delivery thereof to the same extent as those of a Maryland stock corporation. Upon surrender to the Trust or the transfer agent of the Trust of a share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Trust shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

  The Trust shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

  Notwithstanding the foregoing, transfers of shares of beneficial interest of the Trust will be subject in all respects to the Declaration of Trust and all of the terms and conditions contained therein.

  Section 3. REPLACEMENT CERTIFICATE. Any officer designated by the Trustees may direct a new certificate to be issued in place of any certificate previously issued by the Trust alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Trustees may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Trust to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

  Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Trustees may set, in advance, a record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or determining shareholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of shareholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of shareholders not less than ten days, before the date on which the meeting or particular action requiring such determination of shareholders of record is to be held or taken.

  In lieu of fixing a record date, the Trustees may provide that the share transfer books shall be closed for a stated period but not longer than 20 days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days before the date of such meeting.

  If no record date is fixed and the share transfer books are not closed for the determination of shareholders, (a) the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of shareholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the Trustees, declaring the dividend or allotment of rights, is adopted.

  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

  Section 5. STOCK LEDGER. The Trust shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each shareholder and the number of shares of each class held by such shareholder.

  Section 6. FRACTIONAL SHARES; ISSUANCE OF UNITS. The Trustees may issue fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Declaration of Trust or these Bylaws, the Trustees may issue units consisting of different securities of the Trust. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Trust, except that the Trustees may provide that for a specified period securities of the Trust issued in such unit may be transferred on the books of the Trust only in such unit.

                                 ARTICLE VIII

                                ACCOUNTING YEAR

  The Trustees shall have the power, from time to time, to fix the fiscal year of the Trust by a duly adopted resolution.

                                  ARTICLE IX

                                 DISTRIBUTIONS

  Section 1. AUTHORIZATION. Dividends and other distributions upon the shares of beneficial interest of the Trust may be authorized and declared by the Trustees, subject to the provisions of law and the Declaration of Trust. Dividends and other distributions may be paid in cash, property or shares of the Trust, subject to the provisions of law and the Declaration of Trust.

  Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any funds of the Trust available for dividends or other distributions such sum or sums as the Trustees may from time to time, in their absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Trust or for such other purpose as the Trustees shall determine to be in the best interest of the Trust, and the Trustees may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                               INVESTMENT POLICY

  Subject to the provisions of the Declaration of Trust, the Board of Trustees may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Trust as it shall deem appropriate in its sole discretion.

                                  ARTICLE XI

                                     SEAL

  Section 1. SEAL. The Trustees may authorize the adoption of a seal by the Trust. The seal shall have inscribed thereon the name of the Trust and the year of its formation. The Trustees may authorize one or more duplicate seals and provide for the custody thereof.

  Section 2. AFFIXING SEAL. Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Trust.

                                  ARTICLE XII

                    INDEMNIFICATION AND ADVANCE OF EXPENSES

  To the maximum extent permitted by Maryland law in effect from time to time, the Trust shall indemnify (a) any Trustee, officer or shareholder or any former Trustee, officer or shareholder (including among the foregoing, for all purposes of this Article XII and without limitation, any individual who, while a Trustee, officer or shareholder and at the express request of the Trust, serves or has served another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, shareholder, partner or trustee of such real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) who has been successful, on the merits or otherwise, in the defense of a proceeding to which he was made a party by reason of service in such capacity, against reasonable expenses incurred by him in connection with the proceeding, (b) any Trustee or officer or any former Trustee or officer against any claim or liability to which he may become subject by reason of such status unless it is established that (i) his act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) he actually received an improper personal benefit in money, property or services or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful and (c) each shareholder or former shareholder against any claim or liability to which he may become subject by reason of such status. In addition, the Trust shall, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by a Trustee, officer or shareholder or former Trustee, officer or shareholder made a party to a proceeding by reason such status, provided that, in the case of a Trustee or officer, the Trust shall have received (i) a written affirmation by the Trustee or officer of his good faith belief that he has met the applicable standard of conduct necessary for indemnification by the Trust as authorized by these Bylaws and
(ii) a written undertaking by or on his behalf to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the applicable standard of conduct was not met. The Trust may, with the approval of its Trustees, provide such indemnification or payment or reimbursement of expenses to any

Trustee, officer or shareholder or any former Trustee, officer or shareholder who served a predecessor of the Trust and to any employee or agent of the Trust or a predecessor of the Trust. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Declaration of Trust or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

  Any indemnification or payment or reimbursement of the expenses permitted by these Bylaws shall be furnished in accordance with the procedures provided for indemnification or payment or reimbursement of expenses, as the case may be, under Section 2-418 of the MGCL for directors of Maryland corporations. The Trust may provide to Trustees, officers and shareholders such other and further indemnification or payment or reimbursement of expenses, as the case may be, to the fullest extent permitted by the MGCL, as in effect from time to time, for directors of Maryland corporations.

                                 ARTICLE XIII

                               WAIVER OF NOTICE

  Whenever any notice is required to be given pursuant to the Declaration of Trust or Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE XIV

                              AMENDMENT OF BYLAWS

  The Trustees shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

                                  ARTICLE XV

                                 MISCELLANEOUS

  All references to the Declaration of Trust shall include any amendments thereto.

--------------------------------------------------------------------------------

PROXY

                        FEDERAL REALTY INVESTMENT TRUST

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

   The undersigned, a shareholder of Federal Realty Investment Trust (the "Trust") hereby constitutes and appoints THOMAS F. COONEY, ESQ., RON D. KAPLAN and CECILY A. WARD, or any of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act at the Annual Meeting of Shareholders of the Trust to be held at The Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland on Wednesday, May 5, 1999 at 10:00 a.m., or at any adjournment thereof, with respect to all of the Common Shares of Beneficial Interest of the Trust which the undersigned would be entitled to vote with all the powers the undersigned would possess if personally present on the following matters:

   The undersigned hereby ratifies and confirms all that the aforesaid attorneys and proxies may do hereunder.

                                                                   -------------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                   -------------
                        (To Be Signed on Reverse Side)

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                        FEDERAL REALTY INVESTMENT TRUST

                                  May 5, 1999

  [down arrow]  Please Detach and Mail in the Envelope Provided  [down arrow]
--------------------------------------------------------------------------------

      Please mark your
A [X] votes as in this
      example

This Proxy when properly executed will be voted as directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1,2 and 3.

1. To elect the following Trustees               FOR        WITHHELD          Nominees:
for terms expiring as set forth in                                            Samuel J. Gorlitz
the accompanying Proxy Statement.                [ ]          [ ]             Steven J. Guttman
                                                                              Mark S. Ordan
                                                                              George L. Perry


For all, except as otherwise indicated.                                       The Board of Trustees unanimously
                                                                              recommends a vote FOR the four nominees:

(INSTRUCTION: To withhold authority to
vote for any individual nominee, strike
a line through the nominee's name in the list.)


2. To approve the amendment and                  FOR    AGAINST    ABSTAIN
restatement of the Trust's Declaration
of Trust.                                        [ ]      [ ]        [ ]

The Board of Trustees unanimously
recommends a vote FOR proposal 2.

3. To adjourn the meeting to solicit             FOR    AGAINST    ABSTAIN
additional proxies if Proposal 2 is
not approved.                                    [ ]      [ ]        [ ]

4. In their discretion, on any other
matters properly coming before the
meeting or any adjournment thereof.


SIGNATURE(S)                                                    DATE
            -------------------------  -------------------------    ------------

NOTE: Please sign exactly as your name(s) appear(s) hereon. If the shares are held jointly each party must sign. If the shareholder named is a corporation, partnership or other association, please sign its name and add your own name and title. When signing as an attorney, executor, administrator, trustee, guardian or in any other representative capacity, please also give your full title or capacity.